ANNUAL REPORT  SEPTEMBER 30, 2000

Prudential
Active Balanced Fund

Fund Type Stock and bond
Objective Income and long-term growth of capital

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Build on the Rock

Investment Goals and Style
The Prudential Active Balanced Fund seeks income and long-term growth of capital by investing in a portfolio of equity, fixed-income, and money market securities that is actively managed to take advantage of opportunities created by what we see as market misvaluations. The Fund's investments will be shifted among equity securities, fixed-income securities, and money market instruments to maximize its total investment return. Mark Stumpp and James Scott manage the asset allocation with the aid of a quantitative model. They also manage the stocks using other quantitative models to select securities they believe to be underpriced, but maintaining a risk profile like that of the S&P
500 Index. Prudential's U.S. Liquidity Team manages the bond portion of the portfolio. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition
Expressed as a percentage of
net assets as of 9/30/00
39.0% Bonds
      Equities:
11.4  Electronic Technology & Services
 8.2  Finance
 5.2  Consumer Services
 4.9  Health Services & Technology
 4.0  Producer Manufacturing
 3.9  Technology Services
 3.7  Energy & Non-Energy Materials
 2.5  Retail Trade
 3.0  Consumer Durables & Non-Durables
 1.9  Utilities
 0.7  Transportation
 0.5  Process Industries
 0.3  Commercial Services
10.8  Cash & Equivalents*

* Primarily collateral for bond futures contracts used to manage asset allocation.
  Source: Prudential.

Ten Largest Equity Holdings
Expressed as a percentage of
net assets as of 9/30/00
 2.6% General Electric Co.
      Diversified Operations
 1.6  Cisco Systems, Inc.
      Computer Software & Services
 1.2  Exxon Mobil Corp.
      Oil & Gas Equipment & Services
 1.1  Intel Corp.
      Electronic Components
 1.0  Citigroup, Inc.
      Financial Services
 1.0  Microsoft Corp.
      Computer Software & Services
 0.9  Oracle Systems Corp.
      Computer Software & Services
 0.9  EMC Corp.
      Computer Software & Services
 0.9  Pfizer, Inc.
      Medical Products & Services
 0.8  Merck & Co., Inc.
      Medical Products & Services

Holdings are subject to change.

           www.prudential.com (800) 225-1852

Performance at a Glance

Cumulative Total Returns1       As of 9/30/00

                               One         Five      Since
                               Year        Years   Inception2
Class A                       11.56%        N/A      55.06%
Class B                       10.78         N/A      50.75
Class C                       10.78         N/A      50.75
Class Z                       11.87        75.94%   131.20
Lipper Balanced Fund Avg.3    11.31        83.26     ***

Average Annual Total Returns1           As of 9/30/00

                               One         Five      Since
                               Year        Years   Inception2
Class A                       5.98%         N/A      10.45%
Class B                       5.78          N/A      10.73
Class C                       8.67          N/A      10.82
Class Z                      11.87         11.96%    11.44

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 1Source: Prudential Investments Fund Management
LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.
Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

 2Inception dates: Class A, B, and C, 11/7/96;
Class Z, 1/4/93.

 3Lipper average returns are for all funds in each share class for the one- and five-year periods in the Balanced Portfolio Fund category. The Lipper average is unmanaged. Balanced Portfolio funds are funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%: 40%.

 ***Lipper Since Inception returns are 74.74% for
Class A, B, and C; and 172.82% for Class Z, based on all funds in each share class.

(LOGO)  November 15, 2000

Dear Shareholder,
The Prudential Active Balanced Fund Class A shares returned 11.56% over the 12 months ended September
30, 2000--5.98% for those paying the maximum one-time Class A share sales charge. This performance was in line with the 11.31% Lipper Balanced Fund
Average, and not far behind the all-stock Standard
& Poor's 500 Index (S&P 500 Index) return of
13.27%. Moreover, because of its bond and money market investments, as well as its excellent stock selection, the Fund exhibited less month-to-month volatility than the stock index. The primary contribution to the Fund's return came from its stock portfolio, which outperformed the S&P 500 by several percentage points over the reporting period. The Fund's bond holdings had a stabilizing influence when stocks fell sharply.

The extraordinary volatility of stock markets in recent months is a reminder of the benefits of diversification. The Prudential Active Balanced
Fund, which maintains a core-stock portfolio (one that maintains a profile close to that of the S&P
500 Index) as well as portfolios of bonds and money market securities, provides broad diversification with one mutual fund purchase.

Sincerely,


David R. Odenath, Jr., President
The Prudential Investment Portfolios,
Inc./Prudential Active Balanced Fund

Prudential Active Balanced Fund

         Annual Report    September 30, 2000

Investment Adviser's Report

Active Asset Allocation
Asset class exposure can have a greater impact on returns over the long term than selection of individual securities. We use quantitative models to determine which market sectors offer the best opportunities. Using companies' earnings expectations and stock prices, we compare the expected returns on stocks with the interest rates on bonds. We try to increase the proportion of the type of security that offers the best value at any time, monitoring our allocation daily. We implement most of these allocation changes with stock and bond futures contracts because it is quicker and less expensive than trading the actual securities.
Our neutral target position is 57.5% stocks, 35.0% bonds, and 2.5% cash.

Over this reporting period, the contribution from asset allocation was mixed. We added value by underweighting stocks in favor of bonds early in 2000 because we believed that rising interest rates had reduced the current value of companies' future earnings. We began to increase exposures again after shares became less expensive in the spring.
However, this proved premature when stock prices declined sharply towards the end of our reporting period.

Our quantitative stock strategy
The basic quantitative stock management strategy of
the Prudential Active Balanced Fund is to enhance
returns over the performance of the S&P 500 Index
while avoiding large risks in the form of
deviations from its benchmark index. Instead, it
takes many small positions, overweighting stocks
our models rank as inexpensive for their growth
potential, and underweighting those it ranks as
expensive. We consider all deviations from our
benchmark, the S&P 500 Index, to be risk exposures.
We attempt to maintain a "risk profile" that is
similar to that of the Index--that is to say, we
normally hold industry, sector, and company-size
proportions fairly close to those of the S&P 500.
We allow a slight additional exposure to industries
and other factors only when stocks in these
categories are overall more
                                              3

Prudential Active Balanced Fund

    Annual Report    September 30, 2000

attractive than average according to our quantitative measures. At period-end, the Fund held positions in 230 different stocks, all but a few amounting to less than 1% of its net assets. Adding up the small comparative advantages and disadvantages relative to the Index, the Fund's total return can deviate markedly from its benchmark, but we believe it is not significantly vulnerable to any single influence. If our stock selection methodology works as we hope, the resulting return differential will be in our favor.
Over this reporting period, that is what happened.
The strong performance of our stock portfolio considerably enhanced our return.

We overweighted technology and telecommunications equipment stocks, particularly in 1999 when they were still rising sharply. Our holdings in this sector are good examples of how our strategy works.
Qualcomm was among the largest contributors to our stock portfolio's outperformance of the S&P 500;
although our holding averaged less than 1% over the period, it was almost one and a half times the Average Index exposure (in fact, we held Qualcomm months before it was added to the S&P 500 Index later in 1999). We added more value by holding
Qualcomm through most of 1999 and then by reducing our exposure in 2000 as its price fell. We held an even smaller position in ADC Telecommunications, but it was a much larger multiple of the Index weighting. Since ADC rose 156% over the reporting period, our overweight also added to our outperformance. Altera added another increment: our position averaged just 0.43%, but it was about six times the Index weighting, and the stock gained
120%. These weighting decisions can work in another way: although our position in Lucent Technologies, which lost 53% over the period, was much larger than our Altera position, it was substantially underweighted compared to the Index weighting, so it also helped our relative performance despite its loss. The aggregate of hundreds of such decisions to over- or underweight resulted in a substantial benefit to the Fund.

            www.prudential.com  (800) 225-1852

Bonds
During this reporting period, our bond portfolio lagged its benchmark slightly because it had a larger component of corporate bonds, on average, and these trailed Treasury securities.

Looking ahead
Stock investors' concern about the level of earnings in 2001 has maintained the market's volatility as we enter the autumn period. We believe these concerns are excessive and that stocks are attractive at today's prices. However, there are threats on the horizon that could change our view:
a combination of rising fuel prices, a slowdown in technology-related industries, and the strong value of the U.S. dollar may combine to dampen earnings in 2001.
We remain overweighted in stocks, but will keep a watchful eye on earnings reports.

Prudential Active Balanced Fund Management Team
                                                       5

Prudential Active Balanced Fund

    Annual Report   September 30, 2000

Financial
	Statements

  The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Portfolio of Investments as of September 30, 2000

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  75.5%
Common Stocks  50.2%
-------------------------------------------------------------------------------------
Aerospace/Defense  0.5%
        900    B.F. Goodrich Co.                                      $       35,269
      5,100    General Dynamics Corp.                                        320,344
      7,200    Boeing Co.                                                    453,600
      2,800    Titan Corp.                                                    46,200
                                                                      --------------
                                                                             855,413
-------------------------------------------------------------------------------------
Airlines  0.6%
     15,700    AMR Corp.                                                     513,194
      5,750    Southwest Airlines Co.                                        139,437
      9,500    UAL Corp.(a)                                                  399,000
                                                                      --------------
                                                                           1,051,631
-------------------------------------------------------------------------------------
Aluminum  0.1%
      7,900    Alcan Aluminum Ltd.                                           228,606
-------------------------------------------------------------------------------------
Audio/Visual
      1,200    Polycom, Inc.(a)                                               80,362
-------------------------------------------------------------------------------------
Automobiles & Trucks  0.5%
     11,669    Ford Motor Co.                                                295,372
      3,200    General Motors Corp.                                          208,000
     29,600    Visteon Corp.                                                 447,700
                                                                      --------------
                                                                             951,072
-------------------------------------------------------------------------------------
Banking  1.0%
      6,600    Bank of New York Co., Inc.                                    370,012
      9,650    Chase Manhattan Corp.                                         445,709
      4,600    Fifth Third Bancorp                                           247,825
     12,000    Firstar Corp.                                                 268,500
      2,300    PNC Bank Corp.                                                149,500
      2,400    Suntrust Banks, Inc.                                          119,550
      5,500    U.S. Bancorp                                                  125,125
      1,300    Wachovia Corp.                                                 73,694
                                                                      --------------
                                                                           1,799,915

    See Notes to Financial Statements                                      7

 The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Beverages  0.8%
      8,400    Anheuser-Busch Companies, Inc.                         $      355,425
      7,700    Coca-Cola Co.                                                 424,462
     15,200    PepsiCo, Inc.                                                 699,200
                                                                      --------------
                                                                           1,479,087
-------------------------------------------------------------------------------------
Building & Construction  0.5%
     10,400    Armstrong Holdings, Inc.                                      124,150
      7,400    Centex Corp.                                                  237,725
     15,000    Pulte Corp.                                                   495,000
                                                                      --------------
                                                                             856,875
-------------------------------------------------------------------------------------
Business Services  0.1%
      1,300    Omnicom Group, Inc.                                            94,819
-------------------------------------------------------------------------------------
Chemicals  0.3%
     11,200    Air Products & Chemicals, Inc.                                403,200
      3,300    Ashland Inc.                                                  111,169
      2,900    Dow Chemical Co.                                               72,319
      5,600    Schulman (A.), Inc.                                            61,600
                                                                      --------------
                                                                             648,288
-------------------------------------------------------------------------------------
Commercial Services  0.2%
      5,000    Paychex, Inc.                                                 262,500
      2,200    Quanta Services, Inc.(a)                                       60,500
                                                                      --------------
                                                                             323,000
-------------------------------------------------------------------------------------
Computer Services  0.7%
      4,500    Automatic Data Processing, Inc.                               300,937
      3,400    Electronic Data Systems Corp.                                 141,100
      3,100    First Data Corp.                                              121,094
      2,100    Fiserv, Inc.(a)                                               125,738
      5,600    MarchFirst, Inc.(a)                                            87,850
      2,900    Network Appliance, Inc.(a)                                    369,387
      4,600    Network Associates, Inc.(a)                                   104,075
                                                                      --------------
                                                                           1,250,181

    8                                      See Notes to Financial Statements

 The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Computer Software & Services  6.4%
      1,400    Adobe Systems, Inc.                                    $      217,350
     18,600    America Online, Inc.(a)                                       999,750
     52,200    Cisco Systems, Inc.(a)                                      2,884,050
     16,600    EMC Corp.(a)                                                1,645,475
      5,900    Intuit, Inc.(a)                                               336,300
     31,100    Microsoft Corp.(a)                                          1,875,719
      1,000    NVIDIA Corp.(a)                                                81,875
     22,100    Oracle Systems Corp.(a)                                     1,740,375
     12,200    Sun Microsystems, Inc.(a)                                   1,424,350
      1,400    Teradyne, Inc.(a)                                              49,000
      3,700    VERITAS Software Corp.(a)                                     525,400
                                                                      --------------
                                                                          11,779,644
-------------------------------------------------------------------------------------
Computer Systems/Peripherals  1.6%
      3,000    Apple Computer, Inc.(a)                                        77,250
      6,600    Dell Computer Corp.(a)                                        203,362
      9,700    Gateway, Inc.(a)                                              453,475
      7,600    Hewlett-Packard Co.                                           737,200
     13,300    International Business Machines Corp.                       1,496,250
                                                                      --------------
                                                                           2,967,537
-------------------------------------------------------------------------------------
Cosmetics/Toiletries  0.4%
      1,100    Avon Products, Inc.                                            44,963
      7,900    Colgate-Palmolive Co.                                         372,880
      5,300    Kimberly-Clark Corp.                                          295,806
                                                                      --------------
                                                                             713,649
-------------------------------------------------------------------------------------
Distribution/Wholesalers  0.1%
      2,400    BJ's Wholesale Club, Inc.(a)                                   81,900
      2,100    Tech Data Corp.(a)                                             89,775
                                                                      --------------
                                                                             171,675
-------------------------------------------------------------------------------------
Diversified Consumer Products  0.2%
        900    Procter & Gamble Co.                                           60,300
      5,717    Unilever NV                                                   275,845
                                                                      --------------
                                                                             336,145

    See Notes to Financial Statements                                      9

 The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Diversified Operations  2.7%
     73,900    General Electric Co.                                   $    4,263,106
      7,400    JDS Uniphase Corp.(a)                                         700,687
                                                                      --------------
                                                                           4,963,793
-------------------------------------------------------------------------------------
Diversified Manufacturing  0.6%
      5,300    Cooper Industries, Inc.                                       186,825
      7,437    Honeywell International Inc.                                  264,943
      3,000    Illinois Tool Works Inc.                                      167,625
      2,300    Minnesota Mining & Manufacturing Co.                          209,587
     18,800    National Service Industries, Inc.                             367,775
                                                                      --------------
                                                                           1,196,755
-------------------------------------------------------------------------------------
Electrical Utilities  1.6%
      1,860    American Electric Power Co., Inc.                              72,773
      3,500    Calpine Corp.(a)                                              365,312
      2,700    Consolidated Edison, Inc.                                      92,137
        600    Dominion Resources, Inc.                                       34,838
      2,800    DTE Energy Co.                                                107,100
      2,800    Duke Energy Corp.                                             240,100
      4,400    Florida Progress Corp.                                        232,925
     19,900    PG&E Corp.                                                    481,331
     15,900    PPL Corp.                                                     663,825
      2,100    Public Service Company of New Mexico                           54,338
      9,200    Reliant Energy, Inc.                                          427,800
      4,800    Southern Co.                                                  155,700
                                                                      --------------
                                                                           2,928,179
-------------------------------------------------------------------------------------
Electronic Components  4.3%
      3,100    Advanced Micro Devices, Inc.(a)                                73,238
     11,600    Agilent Technologies, Inc.(a)                                 567,675
      4,000    Altera Corp.(a)                                               191,000
      2,900    Analog Devices, Inc.(a)                                       239,431
     11,800    Applied Materials, Inc.(a)                                    699,887
      4,000    Emerson Electric Co.                                          268,000

    10                                     See Notes to Financial Statements

 The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
     50,200    Intel Corp.                                            $    2,086,437
      4,800    Jabil Circuit, Inc.(a)                                        272,400
      9,300    KLA-Tencor Corp.(a)                                           383,044
        900    Linear Technology Corp.                                        58,275
      4,800    Maxim Integrated Products, Inc.(a)                            386,100
      4,400    Micron Technology, Inc.                                       202,400
      9,300    Novellus Systems, Inc.(a)                                     433,031
      4,200    Semtech Corp.(a)                                              181,125
     10,200    Texas Instruments, Inc.                                       481,312
      1,700    TriQuint Semiconductor, Inc.(a)                                61,944
      1,500    Microchip Technology, Inc.(a)                                  49,594
      2,300    Molex, Inc.                                                   125,206
      2,090    Motorola, Inc.                                                 59,043
      5,800    Sanmina Corp.(a)                                              543,025
      4,900    Sawtek, Inc.(a)                                               188,727
      1,300    SCI Systems, Inc.(a)                                           53,300
      3,100    Xilinx, Inc.(a)                                               265,438
                                                                      --------------
                                                                           7,869,632
-------------------------------------------------------------------------------------
Entertainment  0.4%
     18,600    Walt Disney Co.                                               711,450
-------------------------------------------------------------------------------------
Financial Services  5.6%
     12,000    American Express Co.                                          729,000
        500    Apollo Group Ltd.(a)                                           19,937
      9,800    Associates First Capital Corp.                                372,400
      2,760    BankAmerica Corp.                                             144,555
     35,366    Citigroup, Inc.                                             1,911,974
      8,200    Federal Home Loan Mortgage Corp.                              443,313
      9,700    Federal National Mortgage Assoc.                              693,550
      9,800    FleetBoston Financial Corp.                                   382,200
        100    Franklin Resources, Inc.                                        4,443
      3,100    Northern Trust Corp.                                          275,513
      8,800    Golden West Financial Corp.                                   471,900
      6,000    Household International Corp.                                 339,750
      4,400    Lehman Brothers Holdings, Inc.                                650,100
     20,100    MBNA Corp.                                                    773,850
      5,000    Mellon Financial Corp.                                        231,875

    See Notes to Financial Statements                                     11

 The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
      7,600    Merrill Lynch & Co., Inc.                              $      501,600
      4,600    Morgan (J.P.) & Co., Inc.                                     751,525
      9,600    Morgan Stanley, Dean Witter & Co.                             877,800
      5,400    Providian Financial Corp.                                     685,800
        500    Union Planters Corp.                                           16,531
      2,300    Wells Fargo Co.                                               105,656
                                                                      --------------
                                                                          10,383,272
-------------------------------------------------------------------------------------
Food Distribution  0.1%
      3,600    SYSCO Corp.                                                   166,725
                                                                                       ---
-------------------------------------------------------------------------------------
Foods  0.3%
          1    Archer-Daniels-Midland Co.                                          6
        500    Bestfoods                                                      36,375
      3,800    Campbell Soup Co.                                              98,325
      7,100    ConAgra, Inc.                                                 142,444
      4,000    H.J. Heinz Co.                                                148,250
      9,600    Sara Lee Corp.                                                195,000
                                                                      --------------
                                                                             620,400
-------------------------------------------------------------------------------------
Health Care Services  0.1%
      2,000    UnitedHealth Corp.                                            197,500
-------------------------------------------------------------------------------------
Home Furnishings  0.2%
     10,300    Springs Industries, Inc.                                      290,331
-------------------------------------------------------------------------------------
Human Resources  0.1%
      2,700    Robert Half International, Inc.(a)                             93,656
-------------------------------------------------------------------------------------
Insurance  1.6%
      5,800    Allstate Corp.                                                201,550
      1,000    American General Corp.                                         78,000
     14,000    American International Group, Inc.                          1,339,625
      1,200    Chubb Corp.                                                    94,950
     11,500    Cincinnati Financial Corp.                                    408,250
        700    Hartford Financial Services Group                              51,056
      7,200    Jefferson-Pilot Corp.                                         488,700
      2,500    Marsh & McLennan Cos., Inc.                                   331,875
                                                                      --------------
                                                                           2,994,006

    12                                     See Notes to Financial Statements

 The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Internet Software & Services  0.4%
      1,200    Avocent Corp.(a)                                       $       66,150
      4,800    Yahoo!, Inc.(a)                                               436,800
      1,800    Macromedia, Inc.(a)                                           145,462
                                                                      --------------
                                                                             648,412
-------------------------------------------------------------------------------------
Leisure & Tourism  0.1%
      9,900    Carnival Corp.                                                243,788
                                                                                       ---
-------------------------------------------------------------------------------------
Machinery & Equipment  0.4%
        700    Caterpillar, Inc.                                              23,625
      7,900    Deere & Co.                                                   262,675
     11,800    Tecumseh Products Co.                                         494,125
                                                                      --------------
                                                                             780,425
-------------------------------------------------------------------------------------
Media & Communications  0.9%
      2,200    McGraw-Hill Companies, Inc.                                   139,837
      5,300    Seagram Co., Ltd.                                             304,419
     11,100    Time Warner, Inc.                                             868,575
      5,400    Tribune Co.                                                   235,575
      4,000    Viacom, Inc.(a)                                               234,000
                                                                      --------------
                                                                           1,782,406
-------------------------------------------------------------------------------------
Medical Products & Services  4.1%
      1,600    Allergan, Inc.                                                135,100
      1,200    Bausch & Lomb, Inc.                                            46,725
      2,300    Biomet, Inc.                                                   80,500
     18,900    Bristol Myers Squibb Co.                                    1,079,663
     11,600    Eli Lilly & Co.                                               941,050
      3,100    Forest Laboratories, Inc.(a)                                  355,531
     12,800    Johnson & Johnson Co.                                       1,202,400
     20,300    Merck & Co., Inc.                                           1,511,081
      4,000    PE Corp.-PE Biosystems Group(a)                               466,000
     37,050    Pfizer, Inc.                                                1,664,934
      1,000    Schering-Plough Corp.                                          46,500
      1,900    Tyco International Ltd.                                        98,563
                                                                      --------------
                                                                           7,628,047

    See Notes to Financial Statements                                     13

 The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Medical Technology  0.7%
      2,200    Abbott Laboratories                                    $      104,638
     10,900    Amgen, Inc.(a)                                                761,127
     15,800    VISX, Inc.(a)                                                 425,612
                                                                      --------------
                                                                           1,291,377
-------------------------------------------------------------------------------------
Metals-Nonferrous  0.1%
      8,200    Alcoa, Inc.                                                   207,563
-------------------------------------------------------------------------------------
Motorcycles  0.2%
      7,400    Harley-Davidson, Inc.                                         354,275
-------------------------------------------------------------------------------------
Oil & Gas Equipment & Services  2.2%
      5,700    Baker Hughes, Inc.                                            211,613
      3,900    BJ Services Co.                                               238,387
      2,700    El Paso Energy Corp.                                          166,388
     24,532    Exxon Mobil Corp.                                           2,186,414
     11,800    KeySpan Corp.                                                 473,475
      2,300    Nabors Industries, Inc.(a)                                    120,520
      1,300    Schlumberger, Ltd.                                            107,006
      1,400    Sempra Energy                                                  29,138
      3,400    Smith International, Inc.(a)                                  277,312
      5,900    Williams Companies, Inc.                                      249,275
                                                                      --------------
                                                                           4,059,528
-------------------------------------------------------------------------------------
Oil & Gas Exploration/Production  2.1%
      3,200    Anadarko Petroleum Corp.                                      212,672
      4,400    Chevron Corp.                                                 375,100
      2,400    Coastal Corp.                                                 177,900
      2,800    Conoco, Inc.                                                   75,425
      3,400    Global Marine, Inc.(a)                                        104,975
      9,800    Phillips Petroleum Co.                                        614,950
     22,000    Royal Dutch Petroleum Co.                                   1,318,625
     11,400    Texaco, Inc.                                                  598,500
     14,400    USX - Marathon Group                                          408,600
                                                                      --------------
                                                                           3,886,747

    14                                     See Notes to Financial Statements

 The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Paper & Forest Products  0.2%
      1,770    International Paper Co.                                $       50,777
     19,600    Louisiana-Pacific Corp.                                       180,075
      2,800    Weyerhaeuser Co.                                              113,050
                                                                      --------------
                                                                             343,902
-------------------------------------------------------------------------------------
Photography
      1,400    Eastman Kodak Co.                                              57,225
-------------------------------------------------------------------------------------
Retail  2.6%
      4,500    Abercrombie & Fitch Co.(a)                                     85,781
     22,700    Bed Bath & Beyond, Inc.(a)                                    553,667
      8,300    Best Buy Co., Inc.(a)                                         528,087
      4,100    CDW Computer Centers, Inc.(a)                                 282,900
     15,700    Consolidated Stores Corp.(a)                                  211,950
      2,300    Federated Department Stores, Inc.(a)                           60,088
      7,300    Home Depot, Inc.                                              387,356
      4,200    Kohl's Corp.(a)                                               242,288
        300    Liz Claiborne, Inc.                                            11,550
      6,600    Nike, Inc.                                                    264,413
      2,300    RadioShack Corp.                                              148,638
      4,800    Safeway, Inc.(a)                                              224,100
     10,800    Sears, Roebuck & Co.                                          350,136
      2,700    Toys 'R' Us, Inc.(a)                                           43,875
     22,900    Wal-Mart Stores, Inc.                                       1,102,062
      9,100    Walgreen Co.                                                  345,231
                                                                      --------------
                                                                           4,842,122
-------------------------------------------------------------------------------------
Steel & Metals  0.1%
      4,700    Nucor Corp.                                                   141,588
-------------------------------------------------------------------------------------
Telecommunication Equipment  1.4%
      3,900    ADTRAN, Inc.(a)                                               165,933
     12,500    Lucent Technologies, Inc.                                     382,031
     24,600    Nortel Networks Corp.                                       1,465,237
      1,500    Scientific- Atlanta, Inc.                                      95,438
     11,300    Tellabs, Inc.(a)                                              539,575
                                                                      --------------
                                                                           2,648,214

    See Notes to Financial Statements                                     15

 The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Telecommunication Services  2.7%
     39,250    AT&T Corp.                                             $    1,152,969
     18,700    BellSouth Corp.                                               752,675
      2,600    CenturyTel., Inc.                                              70,850
      6,400    Qwest Communications International, Inc.(a)                   307,600
     26,012    SBC Communications, Inc.                                    1,300,600
     21,892    Verizon Communications                                      1,060,394
      7,912    WorldCom, Inc.(a)                                             240,327
                                                                      --------------
                                                                           4,885,415
-------------------------------------------------------------------------------------
Tobacco  0.3%
     17,500    Philip Morris Co., Inc.                                       515,156
-------------------------------------------------------------------------------------
Transportation/Trucking/Shipping  0.1%
      3,200    FedEx Corp.(a)                                                141,888
      2,900    Union Pacific Corp.                                           112,738
                                                                      --------------
                                                                             254,626
-------------------------------------------------------------------------------------
Waste Management
      1,700    Waste Management, Inc.                                         29,644
                                                                      --------------
               Total common stocks (cost $79,106,298)                     92,604,058
                                                                      --------------

CORPORATE BONDS  12.3%

Moody's        Principal
Rating         Amount
(Unaudited)    (000)             Description                          Value (Note 1)
------------------------------------------------------------------------------------------
Aerospace/Defense  1.0%
                                 Boeing Inc., Deb.,
A1             $       700(d)     8.10%, 11/15/06                            737,730
                                 Northrop Grumman Corp., Deb.,
Baa3                   700(d)     7.75%, 3/1/16                              671,636
                                 Raytheon Co., Note,
Baa2                   500(d)     6.30%, 3/15/05                             476,395
                                                                      --------------
                                                                           1,885,761

    16                                     See Notes to Financial Statements

 The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)             Description                          Value (Note 1)
------------------------------------------------------------------------------------------
Agricultural Products  0.3%
                                 Monsanto Co., Note,
A1             $       500(d)     5.75%, 12/1/05                      $      476,300
-------------------------------------------------------------------------------------
Airlines  0.1%
                                 Delta Airlines, Inc., Note,
Baa3                   230(d)     8.30%, 12/15/29                            207,881
-------------------------------------------------------------------------------------
Asset Backed Securities  1.3%
                                 Citibank Credit Card Master
                                  Trust I, Class A,
Aaa                    500(d)    5.875%, 3/10/11                             465,000
                                 Citibank Credit Card Master
                                  Trust, Cl. A,
Aaa                  1,500(d)    6.05%, 1/15/10                            1,421,715
                                 MBNA Master Credit Card
                                  Trust, Ser. C, Cl. A,
Aaa                    500(d)    6.45%, 2/15/08                              494,530
                                                                      --------------
                                                                           2,381,245
-------------------------------------------------------------------------------------
Banking  1.9%
                                 BankAmerica Corp., MTN,
Aa2                  1,000(d)     7.125%, 5/12/05                          1,001,330
                                 Bank One Corp., Note,
Aa3                    500(d)     6.875%, 8/1/06                             488,585
                                 Chase Manhattan Bank, Sub. Note,
A1                   1,000(d)     7.00%, 6/1/05                              994,480
                                 First Union Corp.,
A2                     350(d)     6.40%, 4/1/08                              327,099
                                 First Union National Bank, Note,
A1                     240(d)     7.875%, 2/15/10                            243,826
                                 First Union-Lehman Brothers Bank
                                  of America
                                  Ser. 98-C2,
Aaa                    400(d)     6.56%, 11/18/08                            385,259
                                 Keycorp Capital
A1                     100(d)     7.75%, 7/15/29                              86,585
                                                                      --------------
                                                                           3,527,164

    See Notes to Financial Statements                                     17

 The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)             Description                          Value (Note 1)
------------------------------------------------------------------------------------------
Beverages  0.1%
                                 Coca Cola Enterprises Inc., Note,
A2             $       150(d)     7.125%, 9/30/09                     $      146,835
-------------------------------------------------------------------------------------
Building & Construction  0.4%
                                 Hanson Overseas BV, Sr. Note,
Baa1                   800(d)     6.75%, 9/15/05                             773,848
-------------------------------------------------------------------------------------
Computers  0.2%
                                 Hewlett Packard Co., Note,
Aa2                    350(d)     7.15%, 6/15/05                             354,746
-------------------------------------------------------------------------------------
Consulting  0.2%
                                 Comdisco, Inc., Note,
Baa1                   400(d)     5.95%, 4/30/02                             377,652
-------------------------------------------------------------------------------------
Financial Services  2.8%
                                 Associates Corp. North America,
                                  Sr. Note,
A1                     350(d)    5.75%, 11/1/03                              339,346
                                 BCH Cayman Islands Ltd., Sub Note,
A1                     160        7.70%, 7/15/06                             160,429
                                 Ford Motor Credit Co., Note,
A2                     800(d)     7.375%, 10/28/09                           781,616
                                 Ford Motor Credit Corp., Deb.,
                                  Note,
A2                     285        7.40%, 11/1/46                             252,823
                                 General Motors Acceptance Corp.,
                                  Sr. Note,
A2                     570(d)     6.75%, 2/7/02                              567,338
                                 General Motors Acceptance Corp.,
                                  Note,
A2                     250(d)     7.75%, 1/19/10                             252,497
                                 Goldman, Sachs Group LP, Note,
A1                     700(d)     7.25%, 10/1/05                             702,870
                                 Heller Financial, Inc., Note,
A3                     400(d)     6.00%, 3/19/04                             385,116
                                 Lehman Brothers Holdings, Inc.,
                                  Notes,
A3                     240(d)     6.625%, 4/1/04                             234,732

    18                                     See Notes to Financial Statements

 The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)             Description                          Value (Note 1)
------------------------------------------------------------------------------------------
                                 Morgan Stanley Dean Witter, Note,
Aa3            $       400        7.75%, 6/15/05                      $      411,604
                                 PaineWebber Group, Inc.,
Baa1                   500(d)     7.625%, 12/1/09                            504,635
                                 Santander Finance Issuances, Note,
A1                     520(d)     6.80%, 7/15/05                             508,810
                                                                      --------------
                                                                           5,101,816
-------------------------------------------------------------------------------------
Foods  0.3%
                                 Kroger Co., Sr. Note,
Baa3                   250(d)     7.80%, 8/15/07                             249,435
                                 Safeway Inc., Note,
Baa2                   250(d)     6.05%, 11/15/03                            242,352
                                                                      --------------
                                                                             491,787
-------------------------------------------------------------------------------------
Foreign Government Bonds  0.2%
                                 Comunidad Autonoma De Andalucia,
                                  Note,
Aa3                    120        7.25%, 10/1/29                             116,604
-------------------------------------------------------------------------------------
Insurance  0.1%
                                 Aon Corp., Sr. Note,
A3                     130        8.65%, 5/15/05                             136,547
-------------------------------------------------------------------------------------
Media & Entertainment  0.5%
                                 News America Holdings, Inc., Deb.,
Baa3                   300(d)     9.25%, 2/1/13                              328,341
                                 Time Warner, Inc., Sr. Note,
Baa3                   600(d)     9.125%, 1/15/13                            673,122
                                                                      --------------
                                                                           1,001,463
-------------------------------------------------------------------------------------
Medical Products & Services  0.2%
                                 Tyco International Group, Note,
Baa1                   400(d)     6.375%, 6/15/05                            388,564
-------------------------------------------------------------------------------------
Oil & Gas Exploration/Production  0.7%
                                 Atlantic Richfield Co., Deb.,
Aa2                    700(d)     10.875%, 7/15/05                           819,560

    See Notes to Financial Statements                                     19

 The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)             Description                          Value (Note 1)
------------------------------------------------------------------------------------------
                                 Duke Energy Field Services Corp.,
                                  Note,
Baa2           $       200        7.50%, 8/16/05                      $      201,556
                                 Occidental Petroleum Corp., Sr.
                                  Note,
Baa3                   200(d)     7.65%, 2/15/06                             202,652
                                                                      --------------
                                                                           1,223,768
-------------------------------------------------------------------------------------
Oil & Gas Services
                                 Amerada Hess Corp., Note,
Baa1                    50(d)     7.875%, 10/1/29                             49,875
-------------------------------------------------------------------------------------
Paper & Forest Products  0.1%
                                 International Paper Co., Note,
Baa1                   150        8.00%, 7/8/03                              153,012
-------------------------------------------------------------------------------------
Retail  0.1%
                                 Target Corp., Note,
A2                     200        7.50%, 8/15/10                             199,678
-------------------------------------------------------------------------------------
Telecommunication Services  0.9%
                                 Deutsche Telekom
                                  International Guaranteed,
Aa2                    350       8.00%, 6/15/10                              359,422
                                 GTE Corp.,
A2                     220(d)    6.36%, 4/15/06, Deb.                        210,355
A2                     210(d)    7.51%, 4/1/09, Note                         210,767
                                 Telefonica Europe BV, Note,
A2                     300        7.75%, 9/15/10                             301,206
                                 Sprint Capital Corp., Note,
Baa1                   370(d)     6.90%, 5/1/19                              325,600
                                 United States West Communications,
                                  Inc., Note,
A2                     430        7.625%, 6/9/03                             435,323
                                 WorldCom Inc., Note
A3                     125(d)     8.25%, 5/15/10                             132,744
                                                                      --------------
                                                                           1,975,417

    20                                     See Notes to Financial Statements

 The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)             Description                          Value (Note 1)
------------------------------------------------------------------------------------------
Utilities  0.9%
                                 Duke Energy Corp., Note,
A1             $       350        7.125%, 9/3/02                      $      351,190
                                 Hydro-Quebec, Deb. (Canada),
A2                     300        8.00%, 2/1/13                              317,697
                                 Southern California Edison Co.,
                                  Note,
A2                   1,000(d)     6.50%, 6/1/01                              995,620
                                                                      --------------
                                                                           1,664,507
                                                                      --------------
                                 Total corporate bonds
                                  (cost $23,205,320)                      22,634,470
                                                                      --------------
-------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS  0.4%
                                 Commercial Mortgage Asset Trust,
                                 Series 1999 C2 Class A1,
Aaa                    190       7.285%, 12/17/07                            191,403
                                 Federal National Mortgage
                                  Association,
                                  Remic, Series 1993 Cl55K,
Aaa                    600       6.50%, 5/25/08                              584,250
                                                                      --------------
                                 Total collateralized mortgage
                                  obligations (cost $781,576)                775,653
                                                                      --------------
-------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH OBLIGATIONS  9.8%
                                 Federal National Mortgage Assoc.,
Aaa                  2,644       7.00%, 3/1/08                             2,646,694
Aaa                  1,500(c)    7.50%, 11/1/15                            1,510,770
Aaa                    400       8.00%, 12/1/23                              408,440
Aaa                    561       6.50%, 5/1/24                               541,753
Aaa                    511       8.50%, 10/1/24                              524,666
Aaa                    292       8.50%, 2/1/28                               299,766
Aaa                  5,000       6.50%, 10/1/30                            4,798,950
Aaa                  3,100(c)    7.50%, 10/1/30                            3,092,870
                                 Government National Mortgage
                                  Assoc.,
Aaa                      4       8.00%, 7/15/22                                3,980
Aaa                      6       8.00%, 8/15/22                                5,668
Aaa                  1,440       8.00%, 12/15/22                           1,471,958

    See Notes to Financial Statements                                     21

 The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)             Description                          Value (Note 1)
------------------------------------------------------------------------------------------
Aaa            $     1,675(c)    7.00%, 6/15/24                       $    1,656,082
Aaa                  1,158       8.00%, 6/15/25                            1,180,541
                                                                      --------------
                                 Total U.S. government agency
                                  mortgage pass-through obligations
                                  (cost $18,047,323)                      18,142,138
                                                                      --------------
-------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES  2.8%
                                 Federal Farm Credit Bank,
Aaa                    500(d)    6.75%, 9/3/02                               501,740
                                 United States Treasury Bonds,
Aaa                    870(d)    8.75%, 5/15/20                            1,128,416
                       255       8.00%, 11/15/21                             311,419
Aaa                  2,670(d)    6.50%, 11/15/26                           2,821,015
                                 United States Treasury Notes,
Aaa                     25(d)    6.50%, 2/28/02                               25,106
Aaa                    246       6.00%, 8/15/09                              247,230
                        70(d)    5.75%, 8/15/10                               69,716
                       125(d)    6.50%, 2/15/10                              130,254
                                                                      --------------
                                 Total U.S. government securities
                                  (cost $5,236,820)                        5,234,896
                                                                      --------------
                                 Total long-term investments
                                  (cost $126,377,337)                    139,391,215
                                                                      --------------
SHORT-TERM INVESTMENTS  30.7%
-------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES  6.8%
                                 United States Treasury Bills,
                     2,000(b)    5.98%, 12/21/00                           1,973,090
                                 Federal Home Loan Bank, Discount
                                  Notes,
                     7,819       6.25%, 10/2/00                            7,817,643
                     2,791       6.28%, 10/2/00                            2,790,513
                                                                      --------------
                                 Total U.S. government securities
                                  (cost $12,581,246, Note 4)              12,581,246
                                                                      --------------
-------------------------------------------------------------------------------------
COMMERCIAL PAPER  6.6%
                                 Comcast Cable, Inc.,
                     5,700       6.75%, 11/2/00                            5,665,800
                                 Keyspan Corp.,
                       744       6.75%, 10/20/00                             741,349

    22                                     See Notes to Financial Statements

 The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)             Description                          Value (Note 1)
------------------------------------------------------------------------------------------
                                 Exelon Corp.,
               $       904       6.95%, 10/2/00                       $      903,825
                                 TRW, Inc.,
                     1,000       6.72%, 11/13/00                             991,973
                     4,000       6.73%, 11/27/00                           3,957,377
                                                                      --------------
                                 Total commercial paper
                                  (cost $12,260,325)                      12,260,324
                                                                      --------------
-------------------------------------------------------------------------------------
CORPORATE BONDS  0.3%
Financial Services
                                 Merrill Lynch & Co., MTN,
                                  6.02%, 5/11/01
Aa3                    500(d)     (cost $501,556)                            497,010
                                                                      --------------
REPURCHASE AGREEMENT  17.0%
                                 Joint Repurchase Agreement
                                  Account,
                                  6.50%, 10/2/00
                    31,282        (cost $31,282,000, Note 5)              31,282,000
                                                                      --------------
                                 Total short-term investments
                                  (cost $56,625,137)                      56,620,580
                                                                      --------------
                                 Total Investments  106.2%
                                  (cost $183,002,464, Note 4)            196,011,795
                                 Liabilities in excess of other
                                  assets--(6.2%)                         (11,510,935)
                                                                      --------------
                                 Net Assets  100%                     $  184,500,860
                                                                      --------------
                                                                      --------------

------------------------------
(a) Non-income producing security.
(b) All or partial amount of security is segregated as initial margin for financial futures transactions.
(c) Mortgage dollar roll, see Note 1 and Note 4.
(d) Pledged as collateral for dollar rolls.
MTN--Medium Term Note.
The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.
    See Notes to Financial Statements                                     23

 The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                September 30, 2000
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $151,720,464)                          $164,729,795
Repurchase agreement (cost $31,282,000)                              31,282,000
Cash                                                                      4,515
Receivable for investments sold                                       6,934,979
Dividends and interest receivable                                       724,110
Receivable for Series shares sold                                       383,353
Other assets                                                              5,208
                                                                ------------------
      Total assets                                                  204,063,960
                                                                ------------------
LIABILITIES
Payable for investments purchased                                    17,970,380
Payable for Series shares reacquired                                    977,474
Due to broker - variation margin                                        305,909
Accrued expenses and other liabilities                                  188,365
Management fee payable                                                   99,999
Distribution fee payable                                                 20,973
                                                                ------------------
      Total liabilities                                              19,563,100
                                                                ------------------
NET ASSETS                                                         $184,500,860
                                                                ------------------
                                                                ------------------
Net assets were comprised of:
   Common stock, at par                                            $     13,394
   Paid-in capital in excess of par                                 162,191,848
                                                                ------------------
                                                                    162,205,242
   Undistributed net investment income                                3,913,675
   Accumulated net realized gain on investments                       6,423,910
   Net unrealized appreciation/depreciation on investments           11,958,033
                                                                ------------------
Net assets, September 30, 2000                                     $184,500,860
                                                                ------------------
                                                                ------------------

    24                                     See Notes to Financial Statements

 The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Statement of Assets and Liabilities Cont'd.

                                                                September 30, 2000
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($16,444,230 / 1,194,824 shares of common stock
      issued and outstanding)                                            $13.76
   Maximum sales charge (5% of offering price)                              .72
                                                                ------------------
   Maximum offering price to public                                      $14.48
Class B:
   Net asset value, offering price and redemption price per
      share
      ($18,647,557 / 1,362,877 shares of common stock
      issued and outstanding)                                            $13.68
Class C:
   Net asset value and redemption price per share
      ($2,893,435 / 211,476 shares of common stock issued
      and outstanding)                                                   $13.68
   Sales charge (1% of offering price)                                      .14
                                                                ------------------
   Offering price to public                                              $13.82
Class Z:
   Net asset value, offering price and redemption price per
      share
      ($146,515,638 / 10,624,603 shares of common stock
      issued and outstanding)                                            $13.79

    See Notes to Financial Statements                                     25

 The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Statement of Operations

                                                                       Year
                                                                      Ended
                                                                September 30, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                        $  5,769,352
   Dividends (net of foreign withholding taxes of $3,726)               938,001
                                                                ------------------
      Total income                                                    6,707,353
                                                                ------------------
Expenses
   Management fee                                                     1,078,167
   Distribution fee--Class A                                             33,119
   Distribution fee--Class B                                            137,941
   Distribution fee--Class C                                             17,413
   Transfer agent's fees and expenses                                   257,000
   Reports to shareholders                                              147,000
   Custodian's fees and expenses                                        130,000
   Registration fees                                                     50,000
   Legal fees and expenses                                               40,000
   Audit fee                                                             21,000
   Directors' fees and expenses                                          11,000
   Miscellaneous                                                          5,682
                                                                ------------------
      Total expenses                                                  1,928,322
                                                                ------------------
Net investment income                                                 4,779,031
                                                                ------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
   Investment transactions                                            4,143,616
   Financial futures contracts                                        2,731,436
                                                                ------------------
                                                                      6,875,052
                                                                ------------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                        6,279,897
   Financial futures contracts                                         (776,702)
                                                                ------------------
                                                                      5,503,195
                                                                ------------------
Net gain on investments                                              12,378,247
                                                                ------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ 17,157,278
                                                                ------------------
                                                                ------------------

    26                                     See Notes to Financial Statements

 The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Statement of Changes in Net Assets

                                                    Year Ended September 30,
                                            ----------------------------------------
                                                   2000                  1999
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                       $  4,779,031         $    3,573,191
   Net realized gain on investments               6,875,052              9,924,830
   Net change in unrealized
      appreciation/depreciation on
      investments                                 5,503,195              9,882,582
                                            ------------------    ------------------
   Net increase in net assets resulting
      from operations                            17,157,278             23,380,603
                                            ------------------    ------------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                      (218,395)               (74,318)
      Class B                                      (155,300)               (52,406)
      Class C                                       (17,058)                (4,693)
      Class Z                                    (2,869,829)            (4,048,216)
                                            ------------------    ------------------
                                                 (3,260,582)            (4,179,633)
                                            ------------------    ------------------
   Distributions to shareholders from net
      realized gains on investments
      Class A                                      (538,187)              (438,657)
      Class B                                      (595,317)              (480,842)
      Class C                                       (65,387)               (43,068)
      Class Z                                    (6,387,685)           (21,035,473)
                                            ------------------    ------------------
                                                 (7,586,576)           (21,998,040)
                                            ------------------    ------------------
Series share transactions (net of share
   conversion) (Note 6)
   Net proceeds from shares sold                 65,706,175             69,542,543
   Net asset value of shares issued to
      shareholders in reinvestment of
      dividends and distributions                10,820,733             26,157,302
   Cost of shares reacquired                    (45,079,160)          (114,537,650)
                                            ------------------    ------------------
   Net increase (decrease) in net assets
      from Series share transactions             31,447,748            (18,837,805)
                                            ------------------    ------------------
      Total increase (decrease)                  37,757,868            (21,634,875)
NET ASSETS
Beginning of year                               146,742,992            168,377,867
                                            ------------------    ------------------
End of year(a)                                 $184,500,860         $  146,742,992
                                            ------------------    ------------------
                                            ------------------    ------------------
------------------------------
(a) Includes undistributed net investment
    income of                                  $  3,913,675         $    2,395,226
                                            ------------------    ------------------

    See Notes to Financial Statements                                     27

 The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Notes to Financial Statements

      Prudential Active Balanced Fund (the 'Series') is a separately managed series of The Prudential Investment Portfolios, Inc. (the 'Fund'). The Fund was incorporated in Maryland on August 10, 1995 and is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company.

      The Series' investment objective is to seek income and long-term growth of capital. It invests in a portfolio of equity, fixed-income and money market securities, which is actively managed to capitalize on opportunities created by perceived misvaluation.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.

      Securities Valuation:    Securities listed on a securities exchange and
NASDAQ (other than options on securities and indices) are valued at the last sale price on such exchange or system on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager, in consultation with the Subadviser, to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Securities for which market quotations are not readily available, other than private placements, are valued at a price supplied by an independent pricing agent which is, in the opinion of such pricing agent, representative of the market value of such securities as of the time of determination of net asset value or, using a methodology developed by an independent pricing agent, which is, in the judgment of the Manager and Subadviser, able to produce prices which are representative of market value.

      Short-term securities which mature in more than 60 days, for which market quotations are readily available, are valued at current market quotations as provided by an independent pricing agent or principal market maker. Short-term securities which mature in 60 days or less are valued at cost with interest accrued or discount
    28

 The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Notes to Financial Statements Cont'd.

amortized to the date of maturity, unless the Board of Directors determines that such valuation does not represent fair value.

      All securities are valued as of 4:15 p.m., New York time.

      In connection with transactions in repurchase agreements, it is the Series' policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities or commodities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security or commodity. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures.

      The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Dollar Rolls:    The Series enters into mortgage dollar rolls in which the
Series sells mortgage securities for delivery in the current month, realizing a gain or loss and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Series forgoes principal and interest paid on the securities. The Series is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as interest income. The Series maintains a segregated
                                                                          29

 The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Notes to Financial Statements Cont'd.

account, the dollar value of which is at least equal to its obligations in respect of dollar rolls.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Series will declare and distribute its
net investment income and net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    It is the Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Fund has a management agreement for the Series with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'). The subadvisory agreement provides that PIC will furnish investment advisory services in connection with the management of the Series. In connection therewith, PIC is obligated to keep certain books and records of the Series. PIFM continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises PIC's performance of such services. PIFM pays for the services of PIC, the compensation of officers of the Fund,
    30

 The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Notes to Financial Statements Cont'd.

occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly at an annual rate of .65 of 1% of the Series' average daily net assets.

      Effective January 1, 2000, the subadvisory fee paid to PIC by PIFM is computed daily and payable monthly at an annual rate of .325 of 1% of the average daily net assets of the Series. Prior to January 1, 2000, PIC was reimbursed by PIFM for reasonable costs and expenses incurred in furnishing investment advisory services. The change in the subadvisory fee structure has no impact on the management fee charged to the Series.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees were paid to PIMS as distributor of the Class Z shares of the Series.

      Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended September 30, 2000.

      PIMS has advised the Series that it received approximately $44,300 and $11,100 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the year ended September 30, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Series that for the year ended September 30, 2000, it received approximately $34,000 and $2,500 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIC, PIFM and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an
                                                                          31

 The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Notes to Financial Statements Cont'd.

alternative source of funding for capital share redemptions. The Funds pay a commitment fee at an annual rate of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Series did not borrow any amounts pursuant to the SCA during the year ended September 30, 2000.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended September 30, 2000, the Series incurred fees of approximately $248,600 for the services of PMFS. As of September 30, 2000, approximately $19,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of investment securities other than short-term investments, for the year ended September 30, 2000 were $318,616,990 and $296,659,744, respectively.

      The average monthly balance of dollar rolls outstanding during the year ended September 30, 2000 was approximately $13,584,568. The value of dollar rolls outstanding at September 30, 2000 was $6,086,825 (principal $6,067,578), which was 3.0% of total assets.

      The cost basis of investments for federal income tax purposes as of September 30, 2000 was $183,093,681 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $12,918,114 (gross unrealized appreciation--$18,743,711, gross unrealized depreciation--$5,825,597).

      During the year ended September 30, 2000, the Series entered into financial futures contracts. Details of open contracts at September 30, 2000 are as follows:

                                                    Unrealized
   Number of                       Expiration     Appreciation/
   Contracts          Type            Date        (Depreciation)
---------------    -----------     ----------     --------------
Long Positions:
                   U.S. 10 Yr.
31                 Note               Dec. 00            15,500
58                 S&P 500            Dec. 00        (1,159,275)
                   U.S. 5 Yr.
133                Note               Dec. 00            92,477
                                                  --------------
                                                   $ (1,051,298)
                                                  --------------
                                                  --------------

 The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Notes to Financial Statements Cont'd.

Note 5. Joint Repurchase Agreement Account
The Series, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government or federal agency obligations. At September 30, 2000, the Series had a 2.7% undivided interest in repurchase agreements in the joint account. The undivided interest for the Series represented $31,282,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor was as follows:

      Bear, Stearns & Co., Inc., 6.51%, in the principal amount of $300,000,000, repurchase price $300,162,750, due 10/2/00. The value of the collateral including accrued interest was $307,686,775.

      Chase Securities, Inc., 6.45%, in the principal amount of $264,084,000, repurchase price $264,225,945, due 10/2/00. The value of the collateral including accrued interest was $269,373,200.

      Credit Suisse First Boston Corp., 6.55%, in the principal amount of $200,000,000, repurchase price $200,109,000, due 10/2/00. The value of the collateral including accrued interest was $206,853,792.

      Salomon Smith Barney, Inc., 6.45%, in the principal amount of $97,990,000, repurchase price $98,042,670, due 10/2/00. The value of the collateral including accrued interest was $102,042,316.

      UBS Warburg, 6.52%, in the principal amount of $300,000,000, repurchase price $300,163,000, due 10/2/00. The value of the collateral including accrued interest was $306,002,065.

Note 6. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.
                                                                          33

 The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Notes to Financial Statements Cont'd.

Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 3 billion shares $.001 par value of common stock of the Fund authorized which are divided into three series, each of which offers four classes, designated Class A, Class B, Class C and Class Z, each of which consists of 250 million authorized shares.

      Transactions in shares of common stock were as follows:

Class A                                                        Shares         Amount
----------------------------------------------------------   ----------    ------------
Year ended September 30, 2000:
Shares sold                                                     581,989    $  7,862,230
Shares issued in reinvestment of dividends and
  distributions                                                  57,495         751,456
Shares reacquired                                              (258,444)     (3,501,479)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    381,040       5,112,207
Shares issued upon conversion from Class B                       29,192         395,759
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   410,232    $  5,507,966
                                                             ----------    ------------
                                                             ----------    ------------
Year ended September 30, 1999:
Shares sold                                                     806,345    $ 10,710,045
Shares issued in reinvestment of dividends and
  distributions                                                  41,285         510,287
Shares reacquired                                              (305,438)     (4,105,228)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    542,192       7,115,104
Shares issued upon conversion from Class B                          236           3,120
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   542,428    $  7,118,224
                                                             ----------    ------------
                                                             ----------    ------------
Class B
----------------------------------------------------------
Year ended September 30, 2000:
Shares sold                                                     779,526    $ 10,543,588
Shares issued in reinvestment of dividends and
  distributions                                                  56,023         732,778
Shares reacquired                                              (276,767)     (3,704,451)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    558,782       7,571,915
Shares reacquired upon conversion into Class A                  (29,275)       (395,759)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   529,507    $  7,176,156
                                                             ----------    ------------
                                                             ----------    ------------
Year ended September 30, 1999:
Shares sold                                                     652,713    $  8,665,383
Shares issued in reinvestment of dividends and
  distributions                                                  41,783         516,862
Shares reacquired                                               (90,666)     (1,202,053)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    603,830       7,980,192
Shares reacquired upon conversion into Class A                     (236)         (3,120)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   603,594    $  7,977,072
                                                             ----------    ------------
                                                             ----------    ------------

    34

 The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Notes to Financial Statements Cont'd.

Class C                                                        Shares         Amount
----------------------------------------------------------   ----------    ------------
Year ended September 30, 2000:
Shares sold                                                     163,480    $  2,216,590
Shares issued in reinvestment of dividends and
  distributions                                                   6,048          79,112
Shares reacquired                                               (42,829)       (575,747)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   126,699    $  1,719,955
                                                             ----------    ------------
                                                             ----------    ------------
Year ended September 30, 1999:
Shares sold                                                      98,943    $  1,301,393
Shares issued in reinvestment of dividends and
  distributions                                                   3,860          47,750
Shares reacquired                                               (39,496)       (519,205)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                    63,307    $    829,938
                                                             ----------    ------------
                                                             ----------    ------------
Class Z
----------------------------------------------------------
Year ended September 30, 2000:
Shares sold                                                   3,323,493    $ 45,083,767
Shares issued in reinvestment of dividends and
  distributions                                                 708,293       9,257,387
Shares reacquired                                            (2,770,821)    (37,297,483)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                 1,260,965    $ 17,043,671
                                                             ----------    ------------
                                                             ----------    ------------
Year ended September 30, 1999:
Shares sold                                                   3,692,823    $ 48,865,722
Shares issued in reinvestment of dividends and
  distributions                                               2,032,131      25,082,403
Shares reacquired                                            (8,515,198)   (108,711,164)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                (2,790,244)   $(34,763,039)
                                                             ----------    ------------
                                                             ----------    ------------

 The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Notes to Financial Statements Cont'd.

Note 7. Acquisition of Prudential Balanced Fund
On November 10, 2000, Prudential Active Balanced Fund acquired all the net assets of Prudential Balanced Fund pursuant to a plan of reorganization approved by Prudential Balanced Fund shareholders on October 27, 2000. The acquisition was accomplished by a tax-free exchange of the following shares:

               Prudential Balanced     Prudential Active
                   Fund Shares           Balanced Fund
                    Redeemed             Shares Issued          Value
               -------------------     -----------------     ------------
Class A                 43,724,218            39,781,013     $498,463,933
Class B                 26,064,125            23,649,238      296,140,946
Class C                  1,014,216               920,247       11,522,018
Class Z                 10,247,005             9,315,459      116,834,540

      Prudential Balanced Fund net assets at that date ($922,961,437), including $46,678,039 of unrealized appreciation, were combined with those of Prudential Active Balanced Fund. The aggregate net assets of Prudential Active Balanced Fund and Prudential Balanced Fund immediately before the acquisition were $172,990,345 and $922,961,437, respectively.
    36

 The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund

 Financial
         Highlights

 The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Financial Highlights

                                                                     Class A
                                                                ------------------
                                                                    Year Ended
                                                                September 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $  13.25
                                                                     --------
Income from investment operations:
Net investment income                                                     .38
Net realized and unrealized gain (loss) on investment
transactions                                                             1.10
                                                                     --------
   Total from investment operations                                      1.48
                                                                     --------
Less distributions:
Dividends from net investment income                                     (.28)
Distributions from net realized gains                                    (.69)
                                                                     --------
   Total distributions                                                   (.97)
                                                                     --------
Net asset value, end of period                                       $  13.76
                                                                     --------
                                                                     --------
TOTAL RETURN(d):                                                        11.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $ 16,444
Average net assets (000)                                             $ 13,248
Ratios to average net assets:
   Expenses, including distribution fees and service
   (12b-1) fees                                                          1.30%
   Expenses, excluding distribution fees and service
   (12b-1) fees                                                          1.05%
   Net investment income                                                 2.76%
Portfolio turnover rate                                                   243%

------------------------------
(a) Commencement of offering of Class A shares.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for less than one year are not annualized.
    38                                     See Notes to Financial Statements

 The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Financial Highlights Cont'd.

                                        Class A
---------------------------------------------------------------------------------------
         Year Ended September 30,                         November 7, 1996(a)
------------------------------------------               through September 30,
      1999                      1998                              1997
---------------------------------------------------------------------------------------
    $  13.29                   $14.41                            $13.40
         .31                      .44                               .21(b)
        1.69                     (.20)                             1.97
    --------                  -------                           -------
        2.00                      .24                              2.18
    --------                  -------                           -------
        (.30)                    (.32)                             (.39)
       (1.74)                   (1.04)                             (.78)
    --------                  -------                           -------
       (2.04)                   (1.36)                            (1.17)
    --------                  -------                           -------
    $  13.25                   $13.29                            $14.41
    --------                  -------                           -------
    --------                  -------                           -------
       16.07%                    1.93%                            17.48%
    $ 10,397                   $3,218                            $  990
    $  6,918                   $2,090                            $  100
        1.41%                    1.28%                             1.31%(c)
        1.16%                    1.03%                             1.06%(c)
        2.29%                    2.72%                             2.69%(c)
         230%                     256%                               50%

    See Notes to Financial Statements                                     39

 The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Financial Highlights Cont'd.

                                                                     Class B
                                                                ------------------
                                                                    Year Ended
                                                                September 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $  13.17
                                                                     --------
Income from investment operations:
Net investment income                                                     .27
Net realized and unrealized gain (loss) on investment
transactions                                                             1.11
                                                                     --------
   Total from investment operations                                      1.38
                                                                     --------
Less distributions:
Dividends from net investment income                                     (.18)
Distributions from net realized gains                                    (.69)
                                                                     --------
   Total distributions                                                   (.87)
                                                                     --------
Net asset value, end of period                                       $  13.68
                                                                     --------
                                                                     --------
TOTAL RETURN(d):                                                        10.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $ 18,648
Average net assets (000)                                             $ 13,794
Ratios to average net assets:
   Expenses, including distribution fees and service
   (12b-1) fees                                                          2.05%
   Expenses, excluding distribution fees and service
   (12b-1) fees                                                          1.05%
   Net investment income                                                 2.01%
Portfolio turnover rate                                                   243%

------------------------------
(a) Commencement of offering of Class B shares.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for less than one year are not annualized.
    40                                     See Notes to Financial Statements

 The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Financial Highlights Cont'd.

                                        Class B
---------------------------------------------------------------------------------------
         Year Ended September 30,                         November 7, 1996(a)
------------------------------------------               through September 30,
      1999                      1998                              1997
---------------------------------------------------------------------------------------
    $  13.22                   $14.34                            $13.40
    --------                  -------                           -------
         .19                      .27                               .19(b)
        1.69                     (.14)                             1.92
    --------                  -------                           -------
        1.88                      .13                              2.11
    --------                  -------                           -------
        (.19)                    (.21)                             (.39)
       (1.74)                   (1.04)                             (.78)
    --------                  -------                           -------
       (1.93)                   (1.25)                            (1.17)
    --------                  -------                           -------
    $  13.17                   $13.22                            $14.34
    --------                  -------                           -------
    --------                  -------                           -------
       15.12%                    1.10%                            16.91%
    $ 10,979                   $3,038                            $  213
    $  7,018                   $1,285                            $   71
        2.16%                    2.03%                             2.06%(c)
        1.16%                    1.03%                             1.06%(c)
        1.54%                    1.95%                             1.94%(c)
         230%                     256%                               50%

    See Notes to Financial Statements                                     41

 The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Financial Highlights Cont'd.

                                                                     Class C
                                                                ------------------
                                                                    Year Ended
                                                                September 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $  13.17
                                                                     --------
Income from investment operations:
Net investment income                                                     .27
Net realized and unrealized gain (loss) on investment
transactions                                                             1.11
                                                                     --------
   Total from investment operations                                      1.38
                                                                     --------
Less distributions:
Dividends from net investment income                                     (.18)
Distributions from net realized gains                                    (.69)
                                                                     --------
   Total distributions                                                   (.87)
                                                                     --------
Net asset value, end of period                                       $  13.68
                                                                     --------
                                                                     --------
TOTAL RETURN(d):                                                        10.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $  2,893
Average net assets (000)                                             $  1,741
Ratios to average net assets:
   Expenses, including distribution fees and service
   (12b-1) fees                                                          2.05%
   Expenses, excluding distribution fees and service
   (12b-1) fees                                                          1.05%
   Net investment income                                                 2.02%
Portfolio turnover rate                                                   243%

------------------------------
(a) Commencement of offering of Class C shares.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for less than one year are not annualized.
    42                                     See Notes to Financial Statements

 The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Financial Highlights Cont'd.

                                        Class C
---------------------------------------------------------------------------------------
         Year Ended September 30,                         November 7, 1996(a)
                                                         through September 30,
      1999                      1998                              1997
---------------------------------------------------------------------------------------
    $  13.22                   $14.34                            $13.40
    --------                  -------                           -------
         .19                      .48                               .13(b)
        1.69                     (.35)                             1.98
    --------                  -------                           -------
        1.88                      .13                              2.11
    --------                  -------                           -------
        (.19)                    (.21)                             (.39)
       (1.74)                   (1.04)                             (.78)
    --------                  -------                           -------
       (1.93)                   (1.25)                            (1.17)
    --------                  -------                           -------
    $  13.17                   $13.22                            $14.34
    --------                  -------                           -------
    --------                  -------                           -------
       15.12%                    1.10%                            16.91%
    $  1,117                   $  284                            $    5
    $    674                   $  118                            $    1
        2.16%                    2.03%                             2.06%(c)
        1.16%                    1.03%                             1.06%(c)
        1.54%                    2.04%                             1.94%(c)
         230%                     256%                               50%

    See Notes to Financial Statements                                     43

 The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Financial Highlights Cont'd.

                                                                     Class Z
                                                                ------------------
                                                                    Year Ended
                                                                September 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $  13.27
                                                                   ----------
Income from investment operations:
Net investment income                                                     .40
Net realized and unrealized gain (loss) on investment
transactions                                                             1.12
                                                                   ----------
   Total from investment operations                                      1.52
                                                                   ----------
Less distributions:
Dividends from net investment income                                     (.31)
Distributions from net realized gains                                    (.69)
                                                                   ----------
   Total distributions                                                  (1.00)
                                                                   ----------
Net asset value, end of year                                         $  13.79
                                                                   ----------
                                                                   ----------
TOTAL RETURN(d):                                                        11.87%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $146,516
Average net assets (000)                                             $137,089
Ratios to average net assets:
   Expenses, including distribution fees and service
   (12b-1) fees                                                          1.05%
   Expenses, excluding distribution fees and service
   (12b-1) fees                                                          1.05%
   Net investment income                                                 2.99%
Portfolio turnover rate                                                   243%

------------------------------
(a) Net of expense subsidy.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for less than one year are not annualized.
    44                                     See Notes to Financial Statements

 The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Financial Highlights Cont'd.

                                       Class Z
-------------------------------------------------------------------------------------
                              Year Ended September 30,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  13.32             $  14.45             $  13.01             $  12.46
----------------     ----------------     ----------------     ----------------
         .35                  .38                  .39(b)               .29(a)
        1.68                 (.12)                2.22                  .81
----------------     ----------------     ----------------     ----------------
        2.03                  .26                 2.61                 1.10
----------------     ----------------     ----------------     ----------------
        (.34)                (.35)                (.39)                (.37)
       (1.74)               (1.04)                (.78)                (.18)
----------------     ----------------     ----------------     ----------------
       (2.08)               (1.39)               (1.17)                (.55)
----------------     ----------------     ----------------     ----------------
    $  13.27             $  13.32             $  14.45             $  13.01
----------------     ----------------     ----------------     ----------------
       16.32%                2.12%               21.34%                9.11%
    $124,250             $161,838             $158,672             $153,588
    $130,052             $177,443             $154,199             $142,026
        1.16%                1.03%                1.06%                1.00%(a)
        1.16%                1.03%                1.06%                1.00%(a)
        2.54%                2.99%                2.94%                3.09%(a)
         230%                 256%                  50%                  51%

    See Notes to Financial Statements                                     45

 The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Report of Independent Accountants Cont'd.

To the Shareholders and Board of Directors of The Prudential Investment Portfolios, Inc.--Prudential Active Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Prudential Investment Portfolios, Inc.--Prudential Active Balanced Fund (the 'Fund,' one of the portfolios constituting The Prudential Investment Portfolios, Inc.) at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The accompanying financial highlights for the year ended September 30, 1996 were audited by other independent accountants, whose opinion dated November 13, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 22, 2000
    46

 The Prudential Investment Portfolios, Inc.     Prudential Active Balanced Fund
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (September 30, 2000) as to the federal tax status of dividends and distributions paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended September 30, 2000, dividends paid from net investment income were $.28 per share for Class A shares, $.18 per share for Class B and Class C shares and $.31 per share for Class Z shares, which are taxable as ordinary income. In addition, the Series paid to Class A, B, C and Z shares a short-term capital gain distribution of $.47 per share which is taxable as ordinary income and a long-term capital gain distribution of $.22 per share which is taxable as such.

      We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders. Please be advised that 5.89% of the dividends paid from ordinary income in the fiscal year ended September 30, 2000 qualify for each of these states' tax exclusion.

      We also wish to advise you that 10.75% of the dividends paid from ordinary income in the fiscal year ended September 30, 2000 qualified for the corporate dividends received deduction available to corporate taxpayers.

      In January 2001, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2000.
                                                                          47

Prudential Active Balanced Fund

    Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852.
Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Strategic Partners Focused Growth Fund
Target Funds
  Large Capitalization Growth Fund
  Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund
Prudential Value Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
Small Capitalization Growth Fund
Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund
Target Funds
  International Equity Fund

BALANCED/ALLOCATION FUNDS
Prudential Diversified Funds
  Conservative Growth Fund
  Moderate Growth Fund
  High Growth Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund

<PAG>
                www.prudential.com  (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
  Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
  Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
Prudential Municipal Series Fund
  Florida Series
  Massachusetts Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
  Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
COMMAND Government Fund
COMMAND Money Fund
COMMAND Tax-Free Fund

Prudential Active Balanced Fund

   Class A     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 9/30/00
                         One Year    Five Years   Since Inception
With Sales Charge          5.98%        N/A           10.45%
Without Sales Charge      11.56%        N/A           11.92%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential Active Balanced Fund (Class A shares) with a similar investment in the Standard & Poor's
500 Composite Stock Price Index (S&P 500 Index) and the Lehman Brothers Government/Credit Bond Index
(the Lehman Index) by portraying the initial account value at the commencement of operations of Class A shares, and the account value at the end of the current fiscal year (September 30, 2000), as measured on a quarterly basis, beginning in November 1996. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and
(c) all dividends and distributions were reinvested.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The Lehman
Index is an unmanaged weighted index comprising public, fixed-rate, nonconvertible domestic corporate debt that is rated at least investment grade (BBB/Baa or higher) and public obligations of the U.S. Treasury. The S&P 500 Index and the Lehman
Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise both indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of large-capitalization stock and bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

             www.prudential.com  (800) 225-1852

   Class B     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 9/30/00
                      One Year     Five Years    Since Inception
With Sales Charge       5.78%         N/A             10.73%
Without Sales Charge   10.78%         N/A             11.11%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential Active
Balanced Fund (Class B shares) with a similar investment in the S&P 500 Index and the Lehman
Index by portraying the initial account value at the commencement of operations of Class B shares, and the account value at the end of the current fiscal year (September 30, 2000), as measured on a quarterly basis, beginning in November 1996. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class
B shares, assuming full redemption on September 30, 2000; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The Lehman
Index is an unmanaged weighted index comprising public, fixed-rate, nonconvertible domestic corporate debt that is rated at least investment grade (BBB/Baa or higher) and public obligations of the U.S. Treasury. The S&P 500 Index and the Lehman
Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise both indexes may differ substantially from the securities in the Fund.
These indexes are not the only ones that may be used to characterize performance of large-capitalization stock and bond funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Active Balanced Fund

   Class C     Growth of a $10,000 Investment

Average Annual Total Returns as of 9/30/00
(GRAPH)
                      One Year      Five Years     Since Inception
With Sales Charge       8.67%          N/A             10.82%
Without Sales Charge   10.78%          N/A             11.11%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.The graph compares a $10,000 investment in the Prudential Active
Balanced Fund (Class C shares) with a similar investment in the S&P 500 Index and the Lehman
Index by portraying the initial account value at the commencement of operations of Class C shares, and the account values at the end of the current fiscal year (September 30, 2000), as measured on a quarterly basis, beginning in November 1996. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares;
(b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on September 30, 2000; (c) all recurring fees (including management fees) were deducted; and
(d) all dividends and distributions were reinvested.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The Lehman
Index is an unmanaged weighted index comprising public, fixed-rate, nonconvertible domestic corporate debt that is rated at least investment grade (BBB/Baa or higher) and public obligations of the U.S. Treasury. The S&P 500 Index and the Lehman
Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise both indexes may differ substantially from the securities in the Fund.
These indexes are not the only ones that may be used to characterize performance of large-capitalization stock and bond funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

              www.prudential.com  (800) 225-1852

   Class Z     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 9/30/00
                      One Year     Five Years       Since Inception
With Sales Charge      11.87%        11.96%              11.44%
Without Sales Charge   11.87%        11.96%              11.44%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.The graph compares a $10,000 investment in the Prudential Active
Balanced Fund (Class Z shares) with a similar investment in the S&P 500 Index and the Lehman
Index by portraying the initial account value at the commencement of operations of Class Z shares, and the account value at the end of the current fiscal year (September 30, 2000), as measured on a quarterly basis, beginning in January 1993. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The Lehman
Index is an unmanaged weighted index comprising public, fixed-rate, nonconvertible domestic corporate debt that is rated at least investment grade (BBB/Baa or higher) and public obligations of the U.S. Treasury. The S&P 500 Index and the Lehman
Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise both indexes may differ substantially from the securities in the Fund.
These indexes are not the only ones that may be used to characterize performance of large-capitalization stock and bond funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
http://www.prudential.com

Directors
Saul K. Fenster, Ph.D.
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
William V. Healey, Assistant Secretary
Jonathan D. Shain, Assistant Secretary

Manager
Prudential Investments
   Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Fund Symbols    NASDAQ      CUSIP
  Class A       PIBAX     74437E883
  Class B       PBFBX     74437E875
  Class C       PABCX     74437E867
  Class Z       PABFX     74437E859

MF185E

(LOGO) Printed on Recycled Paper

ANNUAL REPORT    SEPTEMBER 30, 2000

Prudential
Jennison Equity Opportunity Fund

Fund Type Stock

Objective Long-term growth of capital and income

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Build on the Rock

Investment Goals and Style
The Prudential Jennison Equity Opportunity Fund (as it has been called since May 30, 2000) invests primarily in stocks of established companies with growth prospects that we believe are largely unrecognized by most investors. We aim for strong total investment returns by combining a focus on earnings growth with attention to valuation (the relation between a company's earnings and the price the market is placing on the company). This discipline discourages us from paying too much for projected earnings growth or from continuing to hold a stock when the risk/reward trade-off is no longer favorable. There can be no assurance that the Fund will achieve its investment objective of long-term growth of capital and income (with current income as a secondary objective).

Portfolio Composition
Expressed as a percentage of
net assets as of 9/30/00
16.8% Insurance
 7.5  Chemicals
 5.9  Petroleum
 5.5  Aerospace/Defense
 4.9  Health Care Services
 4.6  Transportation
 4.3  Banking
 3.9  Publishing
 3.6  Oil Services
 3.4  Paper & Forest Products
 3.3  U.S. Government Securities

Ten Largest Holdings
Expressed as a percentage of
net assets as of 9/30/00
2.9% The Allstate Corp.
     Insurance
2.9  Conoco, Inc.
     Petroleum
2.8  XL Capital, Ltd.
     Insurance
2.3  FleetBoston Financial Corp.
     Banking
2.2  The Hartford Financial Services
     Group, Inc.
     Insurance
2.2  Pall Corp.
     Energy
2.0  John Hancock Financial Services
     Insurance
2.0  Fed Ex Corp.
     Transportation
1.9  Litton Industries, Inc.
     Aerospace/Defense
1.9  Sabre Group Holdings, Inc.
     Transportation
Holdings are subject to change.

          www.prudential.com  (800) 225-1852

Performance at a Glance

Cumulative Total Returns1   As of 9/30/00

                                      One           Since
                                      Year        Inception2
Class A                              29.23%         91.35%
Class B                              28.31          85.91
Class C                              28.31          85.91
Class Z                              29.64          93.49
Lipper Multi-Cap Value Fund Avg.3    11.94          67.62

Average Annual Total Returns1   As of 9/30/00

                                      One           Since
                                      Year        Inception2
Class A                              22.76%         16.58%
Class B                              23.31          16.93
Class C                              26.02          16.95
Class Z                              29.64          18.46

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management
LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.
Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception date: Class A, B, C, and Z, 11/7/96.

3 Lipper average returns are for all funds in each share class for the one-year and since-inception periods in the Multi-Cap Value Fund category. The
Lipper average is unmanaged.

Multi-Cap Value funds, by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds will generally have between 25% and 75% of their assets invested in companies with market capitalizations
(on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P(R) Mid-Cap 400 Index. Multi-Cap Value funds seek long-term growth of capital by investing in companies that are considered undervalued relative to a major unmanaged stock index based on price/earnings, book value, asset value, or other factors. These funds will normally have a below-average price/earnings ratio, price-to-book ratio, and three-year earnings growth figure.

S&P(R) is a registered trademark of the Standard and Poor's Corporation.

(LOGO)       November 15, 2000

Dear Shareholder,
Our Fund has a new name: Prudential Jennison Equity
Opportunity Fund. We think the new name makes it clearer that the Fund's investment style focuses on attractively valued companies that we expect to have an earnings improvement over the next 12 to 18 months. This style worked very well during the 12 months ended September 30, 2000. The Fund's Class A shares had a 29.23% return, 22.76% for those paying the maximum one-time Class A share sales charge.
This was about two and a half times the 11.94%
Lipper Multi-Cap Value Fund Average over the period.

The Fund found excellent opportunities spread broadly in the market, particularly in the financial, healthcare, technology, and energy sectors. It also had some strong performers among its basic materials stocks, but its substantial focus in this sector--which had a 25% decline over the period--was the largest drag on its performance.

The equity markets exhibited an unusual amount of style turbulence over this reporting period, with the growth style dominating early, the value style later, and frequent alternations between the two for most of the period. Because of such volatility, Prudential generally recommends that shareholders own funds in both styles. However, the Prudential
Jennison Equity Opportunity Fund outperformed its
Lipper Average over both the first and last halves of its reporting period. Over the second half and over the full period, it also beat the S&P 500.
Since investment advisers often perform very differently in growth and value markets, the Fund's relatively strong performance through this volatility was particularly attractive.

Sincerely,


David R. Odenath, Jr., President
The Prudential Investment Portfolio, Inc./
Prudential Jennison Equity Opportunity Fund

Prudential Jennison Equity Opportunity Fund

      Annual Report  September 30, 2000

INVESTMENT ADVISER'S REPORT

Insurers were a smart play
Near the beginning of our reporting period we built up our holdings in financial services, moving from less than a market weighting to more. We found quality life and property/casualty insurers selling at share prices that were generally well under 10 times earnings because of the impact of a long period of very competitive pricing. We thought the weaker firms would contract and that pricing in the industry would improve, which is what happened. Companies such as XL Capital, the Hartford Financial Services Group, and Allstate
(see Comments on Largest Holdings for all three) have been among the largest contributors to our return.

We also had a substantial gain with John Hancock, a mutual company that went public during this period.
We avoided the first issue of stock, but bought it after the shares fell well below their offering price. The stock recovered and went on to a 58% gain from issuance to the end of September.
Financial stocks have benefited from their relatively secure earnings outlook in a market otherwise concerned about cyclical weakness. They comprised more than a fifth of our investments at September 30. In addition to the insurance companies, they included Fleet Boston Financial (see Comments on
Largest Holdings), which made a more modest positive contribution to our return.

Not all financial stocks were winners. We came into the period owning Unumprovident, which was among our poorer-performing stocks. The result of a merger of UNUM and Provident, Unumprovident reported fourth-quarter earnings below our expectations, so we sold it.

Healthcare soared
Stocks of healthcare companies, like those of financials, were depressed by an industry-wide squeeze on profits until a turn in the pricing cycle for hospitals and healthcare managers spurred a rebound. Health Management Associates (up 169% for the 12 months) and HCA (up 75%) were among the

Prudential Jennison Equity Opportunity Fund

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings As of 9/30/00
-----------------------------------------------------------
3.0%  The Allstate Corp./Insurance
We added to our Allstate holdings because it is the premier personal line insurer in the United States, a sector we believe is in the early stages of a pricing improvement. Moreover, Allstate is moving to a multichannel distribution strategy that will include both the Internet as well as direct telephone service. We believe management has outlined a strategy that will enable the company to regain its growth. We think that both earnings and the price/earnings multiple the market is willing to pay will recover.

2.9%  Conoco, Inc./Petroleum
Conoco, which gained full independence from DuPont in 1999, has become one of the few integrated oil companies with accelerating growth. Moreover, we expect the U.S. refining business generally to show more stable profit growth over the next few years.
Conoco shares sell for less than ten times estimated year 2000 earnings per share, which is below the multiplier for most of its peers.

2.8%  XL Capital, Ltd./Insurance

2.2%  The Hartford Financial Services Group, Inc./Insurance
Two growing insurance companies (XL Capital, Ltd.
and The Hartford Financial Services Group, Inc.).
We believe that we are in the early stages of an improved property and casualty pricing cycle, and that both companies can increase earnings by 10% or more in each of the next three years. Both were selling, until a recent rally, at less than nine times estimated earnings. Both were inexpensive relative to the S&P 500 and to other high-quality financial stocks.

2.3%  FleetBoston Financial Corp./Banking
Fleet's string of mergers, most recently with Bank of Boston, has consolidated its strength as a super-regional bank in the Northeast. We expect sizable cost savings still to come, as well as several years of strong growth. It has a well-balanced portfolio of assets, yet sells below 10 times estimated year 2000 earnings.

Holdings are subject to change.

              www.prudential.com  (800) 225-1852

      Annual Report   September 30, 2000

largest contributors to our return. Health
Management is a hospital manager that used to be a highly valued stock, but it lost the interest of momentum investors when they focused narrowly on technology. HCA is also a hospital management company, and is benefiting from renewed confidence in its growth prospects.

We owned two biotechnology stocks during the period, both of which made large gains. Vertex
Pharmaceuticals is a biotechnology research firm that we had owned for some time because of its strong product pipeline. That pipeline of promising drugs finally was recognized by investors as the stock more than tripled over our reporting period.
We took our profits in Vertex. Aviron was also an out-of-favor biotechnology stock, but it more than doubled as the company came closer to filing with the FDA on its mist vaccine for the flu.

Value in technology
Although technology was a strong sector for growth investors for much of the year, we were able to identify some "value" tech stocks that did very well. Some were classified in other sectors. For example, we had a substantial position in Millipore, a company that supplies filtration equipment to the biotechnology and semiconductor industries. Although some tech investors might miss
Millipore because of its "old economy" capital goods classification, its earnings prospects are linked to those of high-tech companies.

Our largest gain among stocks classified as technology was on International Rectifier, a mid-cap manufacturer of power semiconductors. We were able to buy the stock inexpensively because we anticipated, by several quarters, a surge in its earnings. The stock more than tripled over this period.

General Motors was a winner for the period. While
certainly not a tech stock, a large part of its
performance was due to its ownership share in
Hughes Electronics and its efforts to turn that
asset into cash. We sold our GM position after a
significant run-up associated with its Hughes
strategy.
                                         5

Prudential Jennison Equity Opportunity Fund

Annual Report	September 30, 2000

We also owned National Semiconductor, which had earnings problems largely related to its acquisition of Cyrix, a company competing directly against Intel. Two factors led to the stock's recovery: National shut down Cyrix, and the semiconductor cycle entered an upswing.

Energy shortage
As it became clearer that there would be tight supplies of oil and natural gas, investors moved to the stocks of companies that would benefit.
Anadarko Petroleum made the greatest contribution to our return, but we also benefited from several smaller positions in oil service companies. We added Conoco (see Comments on Largest Holdings).

The basic materials sector fell sharply
Basic materials--particularly paper and specialty chemicals--is also one of our largest sector commitments. This is a group of companies with excellent long-term prospects, but in the short term, they are vulnerable to a slowing economy and higher raw material costs. Nonetheless, we had strong positive returns from some holdings: Dexter, a specialty materials company that was among our largest holdings early in the year, gained 61%. As a supplier to the technology and biotechnology industries, the company was bought by a biotech company. Champion International, a paper company, rose sharply because of an acquisition offer that culminated in its purchase in May by International
Paper for $7.3 billion.

However, overall, our holdings in the sector still detracted substantially from our return because of the size of our exposure. Some, such as the specialty chemicals company Crompton, had very large declines. We still believe that many of these, including Crompton, are attractive investments despite the recent disappointment. We expect them to appreciate as investors accept that the U.S. economy will continue to grow, albeit at a more moderate pace.

             www.prudential.com  (800) 225-1852

Looking ahead
We are encouraged by the broadening of the market we've seen over the last 12 months. However, many stocks are still selling at compellingly low price/earnings ratios. As the U.S. economy slows, the challenge is to ensure that companies maintain the earnings prospects that led us to buy them. Our portfolio is diversified: it includes cyclical stocks (whose recovery may depend upon continued healthy economic expansion) such as the basic industries, and noncyclical industries such as insurance, which are less dependent on the economy.

Prudential Jennison Equity Opportunity Fund Management Team

Prudential Jennison Equity Opportunity Fund

Prudential Jennison Equity Opportunity Fund

    Annual Report   September 30, 2000

Financial
	Statements

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Equity
Opportunity Fund
             Portfolio of Investments as of September 30, 2000

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  90.7%
Common Stocks
-------------------------------------------------------------------------------------
Aerospace/Defense  5.5%
      93,300   General Motors Corp., Class H                          $    3,468,894
      88,300   Litton Industries, Inc.(a)                                  3,945,906
      61,700   The Boeing Co.                                              3,887,100
                                                                      --------------
                                                                          11,301,900
-------------------------------------------------------------------------------------
Airlines  1.5%
      97,200   AMR Corp.                                                   3,177,225
-------------------------------------------------------------------------------------
Aluminum  0.8%
      64,732   Alcoa, Inc.                                                 1,638,529
-------------------------------------------------------------------------------------
Apparel  0.8%
     103,600   Polo Ralph Lauren Corp.(a)                                  1,670,550
-------------------------------------------------------------------------------------
Auto & Truck  1.7%
     122,500   Lear Corp.(a)                                               2,518,906
      21,900   TRW, Inc.                                                     889,688
                                                                      --------------
                                                                           3,408,594
-------------------------------------------------------------------------------------
Banking  4.3%
      42,000   Chase Manhattan Corp.                                       1,939,875
     121,300   FleetBoston Financial Corp.                                 4,730,700
      94,200   U.S. Bancorp                                                2,143,050
                                                                      --------------
                                                                           8,813,625
-------------------------------------------------------------------------------------
Chemicals  7.5%
     209,526   Crompton Corp.                                              1,650,017
      77,500   Cytec Industries, Inc.(a)                                   2,591,406
     189,500   Engelhard Corp.                                             3,079,375
      45,700   FMC Corp.(a)                                                3,064,757
      63,300   Minerals Technologies, Inc.                                 2,911,800
     191,200   Solutia, Inc.                                               2,174,900
                                                                      --------------
                                                                          15,472,255
-------------------------------------------------------------------------------------
Computers & Business Equipment  1.6%
     120,800   Diebold, Inc.                                               3,208,750

    See Notes to Financial Statements                                      9

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Equity
Opportunity Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Containers & Packaging  1.5%
     274,200   Pactiv Corp.(a)                                        $    3,067,613
-------------------------------------------------------------------------------------
Drugs & Health Care  1.3%
      46,300   American Home Products Corp.                                2,618,844
-------------------------------------------------------------------------------------
Electronic Components  2.0%
      51,300   Gentex Corp.(a)                                             1,282,500
      90,500   Rockwell International Corp.                                2,737,625
                                                                      --------------
                                                                           4,020,125
-------------------------------------------------------------------------------------
Energy  2.7%
     222,000   Pall Corp.                                                  4,426,125
      36,500   Southern Energy, Inc.(a)                                    1,145,187
                                                                      --------------
                                                                           5,571,312
-------------------------------------------------------------------------------------
Financial Services  0.6%
      25,300   USA Education, Inc.                                         1,219,144
-------------------------------------------------------------------------------------
Health Care Services  4.9%
     193,800   Caremark Rx, Inc.(a)                                        2,180,250
      80,500   Columbia/HCA Healthcare Corp.                               2,988,562
     137,100   Health Management Associates, Inc.(a)                       2,853,394
     242,100   Healthsouth Corp.(a)                                        1,967,063
                                                                      --------------
                                                                           9,989,269
-------------------------------------------------------------------------------------
Hotels  1.4%
     256,608   Hilton Hotels Corp.                                         2,967,030
-------------------------------------------------------------------------------------
Human Resources  1.4%
      87,300   Manpower, Inc.                                              2,788,144
-------------------------------------------------------------------------------------
Industrial Technology/Instruments  1.7%
      70,100   Millipore Corp.                                             3,395,469
-------------------------------------------------------------------------------------
Insurance  16.8%
      27,300   American General Corp.                                      2,129,400
      95,600   Aon Corp.                                                   3,752,300
      24,800   CIGNA Corp.                                                 2,589,120

    10                                     See Notes to Financial Statements

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Equity
Opportunity Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
      72,300   CNA Financial Corp.(a)                                 $    2,765,475
     152,400   John Hancock Financial Services(a)                          4,095,750
      32,100   Lincoln National Corp.                                      1,544,812
      52,700   SAFECO Corp.                                                1,436,075
     173,200   The Allstate Corp.                                          6,018,700
      62,000   The Hartford Financial Services Group, Inc.                 4,522,125
      77,400   XL Capital, Ltd.                                            5,688,900
                                                                      --------------
                                                                          34,542,657
-------------------------------------------------------------------------------------
Medical Technology  1.4%
      48,900   Aviron(a)                                                   2,851,481
-------------------------------------------------------------------------------------
Mining  1.2%
     145,000   Newmont Mining Corp.                                        2,465,000
-------------------------------------------------------------------------------------
Oil Services  3.6%
      90,500   Diamond Offshore Drilling, Inc.                             3,710,500
     105,200   Unocal Corp.                                                3,728,025
                                                                      --------------
                                                                           7,438,525
-------------------------------------------------------------------------------------
Paint & Related Products  0.8%
      67,200   Valspar Corp.                                               1,544,928
-------------------------------------------------------------------------------------
Paper & Forest Products  3.4%
     127,600   Boise Cascade Corp.                                         3,389,375
      43,800   Bowater, Inc.                                               2,033,962
      40,300   Temple-Inland, Inc.                                         1,526,362
                                                                      --------------
                                                                           6,949,699
-------------------------------------------------------------------------------------
Petroleum  5.9%
      60,800   Burlington Resources, Inc.                                  2,238,200
     226,300   Conoco, Inc.                                                5,912,087
     135,700   USX - Marathon Group                                        3,850,488
                                                                      --------------
                                                                          12,000,775
-------------------------------------------------------------------------------------
Publishing  3.9%
      57,000   Knight-Ridder, Inc.                                         2,896,312
      35,100   New York Times Co., Class A                                 1,379,869
      86,800   Tribune Co.                                                 3,786,650
                                                                      --------------
                                                                           8,062,831

    See Notes to Financial Statements                                     11

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Equity
Opportunity Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Retail  2.9%
      59,500   AutoZone, Inc.(a)                                      $    1,349,906
      63,700   Federated Department Stores, Inc.(a)                        1,664,163
     151,000   Kmart Corp.                                                   906,000
     213,900   Saks, Inc.(a)                                               2,112,262
                                                                      --------------
                                                                           6,032,331
-------------------------------------------------------------------------------------
Semiconductors  2.0%
      49,200   International Rectifier Corp.(a)                            2,487,675
      42,400   National Semiconductor Corp.(a)                             1,706,600
                                                                      --------------
                                                                           4,194,275
-------------------------------------------------------------------------------------
Steel & Metals  0.7%
      93,100   USX-U.S. Steel Group                                        1,413,956
-------------------------------------------------------------------------------------
Telecommunications  2.3%
      42,800   Cable & Wireless PLC (ADR)                                  1,821,675
      50,800   Global Crossing, Ltd.(a)                                    1,574,800
      40,000   Millicom International Cellular SA(a)                       1,422,500
                                                                      --------------
                                                                           4,818,975
-------------------------------------------------------------------------------------
Transportation  4.6%
      48,800   Egl, Inc.(a)                                                1,476,200
      90,200   Federal Express Corp.(a)                                    3,999,468
     135,400   Sabre Group Holdings, Inc.(a)                               3,918,138
                                                                      --------------
                                                                           9,393,806
                                                                      --------------
               Total long-term investments (cost $167,004,699)           186,037,617
                                                                      --------------

    12                                     See Notes to Financial Statements

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Equity
Opportunity Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

                 Principal
Moody's          Amount
Rating           (000)            Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  7.3%
COMMERCIAL PAPER
                                  Chevron USA, Inc.
P-1              $    5,120       6.55%, 10/2/00                       $    5,120,000
                                  American Express Co.
P-1                   9,750       6.60%, 10/2/00                            9,750,000
                                                                       --------------
                                  Total short-term investments
                                   (cost $14,870,000)                      14,870,000
                                                                       --------------
                                  Total investments before short
                                   sales  98.0%
                                   (cost $181,874,699; Note 4)            200,907,617
                                                                       --------------
COMMON STOCKS SOLD SHORT(a)  (2.8%)

Shares         Description
------------------------------------------------------------------------------------------
Computer Software & Services  (1.1%)
    (29,500)   Oracle Systems Corp.
                (proceeds $2,263,322)                                     (2,323,125)
-------------------------------------------------------------------------------------
Technology  (1.7%)
    (38,500)   Nasdaq-100 Shares Trust
                Unit Series 1 (proceeds $3,730,227)                       (3,414,469)
                                                                      --------------
               Total common stocks sold short
                (proceeds at cost $5,993,549)                             (5,737,594)
                                                                      --------------
               Total investments, net of short sales  95.2%
                (cost $175,881,150)                                      195,170,023
               Other assets in excess of liabilities  4.8%                 9,935,625
                                                                      --------------
               Net Assets  100%                                       $  205,105,648
                                                                      --------------
                                                                      --------------

------------------------------
(a) Non-income producing securities.
ADR--American Depository Receipt
PLC--Public Limited Company
SA--Societe Anonyme (French Corporation)
    See Notes to Financial Statements                                     13

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Equity
Opportunity Fund
             Statement of Assets and Liabilities

                                                                September 30, 2000
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $181,874,699)                       $      200,907,617
Due from broker for securities sold short                                  359,164
Receivable for investments sold                                         10,141,406
Deposits for securities sold short                                       6,743,712
Receivable for Series shares sold                                        1,513,800
Dividends and interest receivable                                          170,901
Deferred expenses and other assets                                          16,652
                                                                ------------------
      Total assets                                                     219,853,252
                                                                ------------------
LIABILITIES
Payable to Custodian                                                         1,701
Investments sold short, at value (proceeds $5,993,549)                   5,737,594
Payable for investments purchased                                        8,259,028
Payable for Series shares reacquired                                       374,363
Accrued expenses and other liabilities                                     165,268
Distribution fees payable                                                  111,915
Management fee payable                                                      97,735
                                                                ------------------
      Total liabilities                                                 14,747,604
                                                                ------------------
NET ASSETS                                                      $      205,105,648
                                                                ------------------
                                                                ------------------
Net assets were comprised of:
   Common stock, at par                                         $           13,948
   Paid-in capital in excess of par                                    163,091,019
                                                                ------------------
                                                                       163,104,967
   Undistributed net investment income                                     190,283
   Accumulated net realized gain on investments                         22,521,525
   Net unrealized appreciation on investments                           19,288,873
                                                                ------------------
Net assets, September 30, 2000                                  $      205,105,648
                                                                ------------------
                                                                ------------------

    14                                     See Notes to Financial Statements

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Equity
Opportunity Fund
             Statement of Assets and Liabilities Cont'd.

                                                                September 30, 2000
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($66,117,280 / 4,460,138 shares of common stock issued
      and outstanding)                                                      $14.82
   Maximum sales charge (5% of offering price)                                 .78
                                                                ------------------
   Maximum offering price to public                                         $15.60
                                                                ------------------
                                                                ------------------
Class B:
   Net asset value, offering price and redemption price per
      share ($108,439,797 / 7,421,472 shares of common stock
      issued and outstanding)                                               $14.61
                                                                ------------------
                                                                ------------------
Class C:
   Net asset value and redemption price per share
      ($13,456,555 / 920,958 shares of common stock issued
      and outstanding)                                                      $14.61
   Sales charge (1% of offering price)                                         .15
                                                                ------------------
   Offering price to public                                                 $14.76
                                                                ------------------
                                                                ------------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($17,092,016 / 1,145,502 shares of common stock
      issued and outstanding)                                               $14.92
                                                                ------------------
                                                                ------------------

    See Notes to Financial Statements                                     15

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Equity
Opportunity Fund
             Statement of Operations

                                                                     Year
                                                                     Ended
                                                              September 30, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of
      $10,332)                                                    $ 2,003,924
   Interest                                                           892,570
                                                             ---------------------
      Total income                                                  2,896,494
                                                             ---------------------
Expenses
   Management fee                                                     950,935
   Distribution fee--Class A                                          109,351
   Distribution fee--Class B                                          963,250
   Distribution fee--Class C                                           99,773
   Transfer agent's fees and expenses                                 245,000
   Custodian's fees and expenses                                      110,000
   Reports to shareholders                                            100,000
   Registration fees                                                   39,000
   Audit fees                                                          20,000
   Legal fees and expenses                                             15,000
   Directors' fees and expenses                                         7,500
   Miscellaneous                                                          778
                                                             ---------------------
      Total expenses                                                2,660,587
                                                             ---------------------
Net investment income                                                 235,907
                                                             ---------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
   Investment transactions                                         31,550,136
   Short sales                                                     (2,408,056)
   Options                                                            149,842
                                                             ---------------------
                                                                   29,291,922
                                                             ---------------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                     11,176,348
   Short sales                                                       (603,885)
                                                             ---------------------
                                                                   10,572,463
                                                             ---------------------
Net gain on investments                                            39,864,385
                                                             ---------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $40,100,292
                                                             ---------------------
                                                             ---------------------

    16                                     See Notes to Financial Statements

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Equity
Opportunity Fund
             Statement of Changes in Net Assets

                                                   Year                  Year
                                                  Ended                 Ended
                                            September 30, 2000    September 30, 1999
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                       $    235,907          $     12,304
   Net realized gain on investment
      transactions                               29,291,922            16,757,829
   Net change in unrealized appreciation/
      depreciation on investments                10,572,463            13,528,215
                                            ------------------    ------------------
   Net increase in net assets resulting
      from operations                            40,100,292            30,298,348
                                            ------------------    ------------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                            --              (153,895)
      Class B                                            --               (76,687)
      Class C                                            --                (6,448)
      Class Z                                            --               (12,628)
                                            ------------------    ------------------
                                                         --              (249,658)
                                            ------------------    ------------------
   Distributions from net realized
      capital gains
      Class A                                    (3,956,469)           (2,540,009)
      Class B                                    (9,827,462)           (6,978,474)
      Class C                                      (885,234)             (586,830)
      Class Z                                      (473,196)             (164,167)
                                            ------------------    ------------------
                                                (15,142,361)          (10,269,480)
                                            ------------------    ------------------
Series share transactions (net of share
   conversions) (Note 5)
   Net proceeds from shares sold                 94,271,423            39,742,571
   Net asset value of shares issued to
      shareholders in reinvestment of
      dividends and distributions                14,348,742            10,032,426
   Cost of shares reacquired                    (69,560,800)          (53,515,736)
                                            ------------------    ------------------
   Net increase (decrease) in net assets
      from Series share transactions             39,059,365            (3,740,739)
                                            ------------------    ------------------
      Total increase                             64,017,296            16,038,471
NET ASSETS
Beginning of year                               141,088,352           125,049,881
                                            ------------------    ------------------
End of year(a)                                 $205,105,648          $141,088,352
                                            ------------------    ------------------
                                            ------------------    ------------------
------------------------------
(a) Includes undistributed net investment
    income of                                  $    190,283          $         --
                                            ------------------    ------------------

    See Notes to Financial Statements                                     17

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Equity
Opportunity Fund
             Notes to Financial Statements

      Prudential Jennison Equity Opportunity Fund, formerly Prudential Jennison Growth & Income Fund (the 'Series') is a separately managed series of The Prudential Investment Portfolios, Inc. (the 'Fund'). The Fund was incorporated in Maryland on August 10, 1995 and is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. Investment operations of the Series commenced on November 7, 1996.

      The Series' investment objective is to achieve long-term growth of capital and income, with current income as a secondary objective. The Series seeks to achieve its objectives by investing primarily in common stocks of established companies with growth prospects believed to be underappreciated by the market.
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

      Securities Valuation:    Securities listed on a securities exchange or
NASDAQ (other than options on securities and indices) are valued at the last sales price on such exchange or system on the day of valuation, or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments Fund Management LLC ('PIFM'), in consultation with Jennison Associates LLC ('Jennison'), to be over-the-counter, are valued by an independent pricing agent or principal market maker. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager and the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by a principal market maker. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Securities for which market quotations are not readily available, other than private placements, are valued at a price supplied by an independent pricing agent, which is, in the opinion of such pricing agent, representative of the market value of such securities as of the time of determination of net asset value, or using a methodology developed by an
    18

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Equity
Opportunity Fund
             Notes to Financial Statements Cont'd.

independent pricing agent, which is, in the judgment of the Manager and the Subadviser, able to produce prices which are representative of market value.

      Short-term securities which mature in more than 60 days, for which market quotations are readily available, are valued at current market quotations as provided by an independent pricing agent or principal market maker. Short-term securities which mature in 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless the Board of Directors determines that such valuation does not represent fair value.

      All securities are valued as of 4:15 p.m., New York time.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis and is net of discount accretion and premium amortization. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income, other than distribution fees, and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Short Sales:    The Series may sell a security it does not own in
anticipation of a decline in the market value of that security (short sale). When the Series makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The proceeds received from the short sale are maintained as collateral for its obligation to deliver the security upon conclusion of the sale. In addition, the Series may have to make additional subsequent deposits with the broker equal to the change in the market value of the security sold short. The Series may have to pay a fee to borrow the particular security and may be obligated to remit any payments received on such borrowed securities. A gain, limited to the price at which the Series sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

      Dividends and Distributions:    The Series expects to pay dividends of net
investment income, if any, semi-annually and to make distributions of any net capital gains at least annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
                                                                          19

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Equity
Opportunity Fund
             Notes to Financial Statements Cont'd.

      Options:    The Fund may either purchase or write options in order to
hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

      The Fund, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Taxes:    It is the Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends and interest are provided in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants, Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment income by $45,624, decrease accumulated net realized gain on investments by $5,664,998 and increase paid-in capital by $5,710,622 due to the Fund treating redemptions as distributions for federal income tax purposes during the year ended September 30, 2000. Net investment income, net realized gains and net assets were not affected by this change.
    20

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Equity
Opportunity Fund
             Notes to Financial Statements Cont'd.

Note 2. Agreements
The Fund has a management agreement with (PIFM). Pursuant to a subadvisory agreement between PIFM and Jennison Associates LLC ('Jennison'), Jennison furnishes investment advisory services in connection with the management of the Series. Under the subadvisory agreement, Jennison, subject to the supervision of PIFM, is responsible for managing the assets of the Series in accordance with its investment objectives and policies.

      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .60 of 1% of the average daily net assets of the Series. PIFM pays Jennison a subadvisory fee at an annual rate of .30 of 1% of the average daily net assets of the Series up to and including $300 million and .25 of 1% of such assets in excess of $300 million. PIFM also pays the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Fund. The Fund compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

      Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of average daily net assets of the Class A, B and C shares, respectively, for the year ended September 30, 2000.

      PIMS has advised the Series that it received approximately $91,300 and $36,900 in front-end sales charges resulting from sales of Class A and C shares, respectively, during the year ended September 30, 2000. From these fees PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Series that for the year ended September 30, 2000, it received approximately $233,300 and $4,400 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

      PIFM, PIMS and Jennison are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').
                                                                          21

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Equity
Opportunity Fund
             Notes to Financial Statements Cont'd.

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the year ended September 30, 2000.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended September 30, 2000, the Series incurred fees of approximately $212,800 for the services of PMFS. As of September 30, 2000, approximately $19,500 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      For the year ended September 30, 2000, Prudential Securities Incorporated ('PSI'), which is an indirect, wholly owned subsidiary of Prudential, earned approximately $26,500 in brokerage commissions from portfolio transactions executed on behalf of the Series.
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 2000 were $236,331,970 and $211,457,341, respectively.

      Transactions in options written during the year ended September 30, 2000 were as follows:

                                                                  Number of    Premiums
                                                                  Contracts    Received
                                                                  ---------    --------
Options outstanding at September 30, 1999                                --          --
Options written                                                       1,115    $161,587
Options expired                                                        (305)    (98,207)
Options closed                                                         (810)    (63,380)
                                                                  ---------    --------
Options outstanding at September 30, 2000                                --    $     --

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Equity
Opportunity Fund
             Notes to Financial Statements Cont'd.

      The cost basis of the investments for federal income tax purposes at September 30, 2000 is substantially the same for financial reporting purposes and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $17,624,068 (gross unrealized appreciation--$27,232,153; gross unrealized depreciation--$9,608,085).

Note 5. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 3 billion shares of $.001 par value common stock of the Fund authorized which are divided into three series, each of which offers four classes, designated Class A, Class B, Class C and Class Z, each of which consists of 250 million authorized shares.

      Transactions in shares of common stock were as follows:

Class A                                                        Shares         Amount
----------------------------------------------------------   ----------    ------------
Year ended September 30, 2000:
Shares sold                                                   3,735,739    $ 50,527,448
Shares issued in reinvestment of distributions                  311,591       3,774,762
Shares reacquired                                            (2,771,744)    (36,327,739)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                  1,275,586      17,974,471
Shares issued upon conversion from Class B                      273,305       3,692,627
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                 1,548,891    $ 21,667,098
                                                             ----------    ------------
                                                             ----------    ------------
Year ended September 30, 1999:
Shares sold                                                     923,437    $ 11,737,931
Shares issued in reinvestment of dividends and
  distributions                                                 226,178       2,592,003
Shares reacquired                                            (1,265,737)    (15,677,893)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (116,122)     (1,347,959)
Shares issued upon conversion from Class B                      174,209       2,193,555
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                    58,087    $    845,596
                                                             ----------    ------------
                                                             ----------    ------------

                                                                          23

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Equity
Opportunity Fund
             Notes to Financial Statements Cont'd.

Class B                                                        Shares         Amount
----------------------------------------------------------   ----------    ------------
Year ended September 30, 2000:
Shares sold                                                   1,738,564    $ 22,527,841
Shares issued in reinvestment of distributions                  769,364       9,243,065
Shares reacquired                                            (2,065,428)    (25,875,475)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    442,500       5,895,431
Shares reacquired upon conversion from Class A                 (276,531)     (3,692,627)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   165,969    $  2,202,804
                                                             ----------    ------------
                                                             ----------    ------------
Year ended September 30, 1999:
Shares sold                                                   1,447,677    $ 18,020,614
Shares issued in reinvestment of dividends and
  distributions                                                 583,173       6,683,169
Shares reacquired                                            (2,334,384)    (28,622,257)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (303,534)     (3,918,474)
Shares reacquired upon conversion from Class A                 (174,767)     (2,193,555)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                  (478,301)   $ (6,112,029)
                                                             ----------    ------------
                                                             ----------    ------------
Class C
----------------------------------------------------------
Year ended September 30, 2000:
Shares sold                                                     458,926    $  5,963,960
Shares issued in reinvestment of distributions                   72,279         868,408
Shares reacquired                                              (212,204)     (2,676,372)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   319,001    $  4,155,996
                                                             ----------    ------------
                                                             ----------    ------------
Year ended September 30, 1999:
Shares sold                                                     199,958    $  2,519,215
Shares issued in reinvestment of dividends and
  distributions                                                  51,069         585,254
Shares reacquired                                              (299,144)     (3,644,790)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   (48,117)   $   (540,321)
                                                             ----------    ------------
                                                             ----------    ------------
Class Z
----------------------------------------------------------
Year ended September 30, 2000:
Shares sold                                                   1,133,274    $ 15,252,174
Shares issued in reinvestment of distributions                   38,006         462,507
Shares reacquired                                              (358,742)     (4,681,214)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   812,538    $ 11,033,467
                                                             ----------    ------------
                                                             ----------    ------------
Year ended September 30, 1999:
Shares sold                                                     570,577    $  7,464,811
Shares issued in reinvestment of dividends and
  distributions                                                  14,995         172,000
Shares reacquired                                              (419,436)     (5,570,796)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   166,136    $  2,066,015
                                                             ----------    ------------
                                                             ----------    ------------

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Equity
Opportunity Fund
             Portfolio of Investments as of September 30, 2000

      Financial
              Highlights
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Equity
Opportunity Fund
             Financial Highlights

                                                                     Class A
                                                                ------------------
                                                                    Year Ended
                                                                September 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $  12.76
                                                                     --------
Income from investment operations
Net investment income                                                     .04
Net realized and unrealized gain (loss) on investment
   transactions                                                          3.38
                                                                     --------
      Total from investment operations                                   3.42
                                                                     --------
Less distributions
Dividends from net investment income                                       --
Distributions from net realized gains                                   (1.36)
                                                                     --------
      Total distributions                                               (1.36)
                                                                     --------
Net asset value, end of year                                         $  14.82
                                                                     --------
                                                                     --------
TOTAL RETURN(c)                                                         29.23%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)                                        $ 66,117
Average net assets (000)                                             $ 43,741
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               1.19%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                .94%
   Net investment income                                                  .64%
Class A, B, C and Z shares:
   Portfolio turnover rate                                                145%

------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
    26                                     See Notes to Financial Statements

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Equity
Opportunity Fund
             Financial Highlights Cont'd.

                                        Class A
---------------------------------------------------------------------------------------
         Year Ended September 30,
------------------------------------------                November 7, 1996(a)
      1999                      1998                   Through September 30, 1997
---------------------------------------------------------------------------------------
    $  10.98                  $  12.89                          $  10.00
    --------                  --------                          --------
         .07                       .15                               .09
        2.68                     (1.32)                             2.87
    --------                  --------                          --------
        2.75                     (1.17)                             2.96
    --------                  --------                          --------
        (.06)                     (.12)                             (.07)
        (.91)                     (.62)                               --
    --------                  --------                          --------
        (.97)                     (.74)                             (.07)
    --------                  --------                          --------
    $  12.76                  $  10.98                          $  12.89
    --------                  --------                          --------
       26.00%                    (9.40)%                           29.72%
    $ 37,158                  $ 31,339                          $ 34,846
    $ 35,815                  $ 35,145                          $ 27,008
        1.30%                     1.31%                             1.58%(b)
        1.05%                     1.06%                             1.33%(b)
         .54%                     1.20%                              .90%(b)
         111%                       99%                               55%

    See Notes to Financial Statements                                     27

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Equity
Opportunity Fund
             Financial Highlights Cont'd.

                                                                     Class B
                                                                ------------------
                                                                    Year Ended
                                                                September 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $  12.68
                                                                   ----------
Income from investment operations
Net investment income (loss)                                             (.02)
Net realized and unrealized gain (loss) on investment
   transactions                                                          3.31
                                                                   ----------
      Total from investment operations                                   3.29
                                                                   ----------
Less distributions
Dividends from net investment income                                       --
Distributions from net realized gains                                   (1.36)
                                                                   ----------
      Total distributions                                               (1.36)
                                                                   ----------
Net asset value, end of year                                         $  14.61
                                                                   ----------
                                                                   ----------
TOTAL RETURN(c)                                                         28.31%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)                                        $108,440
Average net assets (000)                                             $ 96,325
Ratios to average net assets:
  Expenses, including distribution and service (12b-1) fees              1.94%
  Expenses, excluding distribution and service (12b-1) fees               .94%
  Net investment income                                                  (.12)%

------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
    28                                     See Notes to Financial Statements

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Equity
Opportunity Fund
             Financial Highlights Cont'd.

                                        Class B
---------------------------------------------------------------------------------------
         Year Ended September 30,
------------------------------------------                November 7, 1996(a)
      1999                      1998                   through September 30, 1997
---------------------------------------------------------------------------------------
    $  10.96                  $  12.86                          $  10.00
    --------                  --------                          --------
        (.03)                      .06                               .02
        2.67                     (1.31)                             2.86
    --------                  --------                          --------
        2.64                     (1.25)                             2.88
    --------                  --------                          --------
        (.01)                     (.03)                             (.02)
        (.91)                     (.62)                               --
    --------                  --------                          --------
        (.92)                     (.65)                             (.02)
    --------                  --------                          --------
    $  12.68                  $  10.96                          $  12.86
    --------                  --------                          --------
    --------                  --------                          --------
       24.98%                   (10.01)%                           28.83%
    $ 92,032                  $ 84,751                          $ 87,558
    $ 94,904                  $ 93,465                          $ 62,575
        2.05%                     2.06%                             2.33%(b)
        1.05%                     1.06%                             1.33%(b)
        (.20)%                     .46%                              .15%(b)

    See Notes to Financial Statements                                     29

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Equity
Opportunity Fund
             Financial Highlights Cont'd.

                                                                     Class C
                                                                ------------------
                                                                    Year Ended
                                                                September 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $  12.68
                                                                     --------
Income from investment operations
Net investment income (loss)                                             (.01)
Net realized and unrealized gain (loss) on investment
   transactions                                                          3.30
                                                                     --------
      Total from investment operations                                   3.29
                                                                     --------
Less distributions
Dividends from net investment income                                       --
Distributions from net realized gains                                   (1.36)
                                                                     --------
      Total distributions                                               (1.36)
                                                                     --------
Net asset value, end of year                                         $  14.61
                                                                     --------
                                                                     --------
TOTAL RETURN(c)                                                         28.31%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)                                        $ 13,457
Average net assets (000)                                             $  9,977
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               1.94%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                .94%
   Net investment income                                                 (.10)%
Portfolio turnover rate

------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
    30                                     See Notes to Financial Statements

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Equity
Opportunity Fund
             Financial Highlights Cont'd.

                                        Class C
---------------------------------------------------------------------------------------
         Year Ended September 30,
------------------------------------------                November 7, 1996(a)
      1999                      1998                   through September 30, 1997
---------------------------------------------------------------------------------------
     $10.96                    $12.86                            $10.00
    -------                   -------                           -------
       (.02)                      .06                               .02
       2.66                     (1.31)                             2.86
    -------                   -------                           -------
       2.64                     (1.25)                             2.88
    -------                   -------                           -------
       (.01)                     (.03)                             (.02)
       (.91)                     (.62)                               --
    -------                   -------                           -------
       (.92)                     (.65)                             (.02)
    -------                   -------                           -------
     $12.68                    $10.96                            $12.86
    -------                   -------                           -------
    -------                   -------                           -------
      24.98%                   (10.01)%                           28.83%
     $7,636                    $7,124                            $7,111
     $7,702                    $7,734                            $5,631
       2.05%                     2.06%                             2.33%(b)
       1.05%                     1.06%                             1.33%(b)
       (.19)%                     .46%                              .15%(b)
        111%                       99%                               55%

    See Notes to Financial Statements                                     31

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Equity
Opportunity Fund
             Financial Highlights Cont'd.

                                                                     Class Z
                                                                ------------------
                                                                    Year Ended
                                                                September 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $  12.80
                                                                     --------
Income from investment operations
Net investment income                                                     .04
Net realized and unrealized gain (loss) on investment
   transactions                                                          3.44
                                                                     --------
      Total from investment operations                                   3.48
                                                                     --------
Less distributions
Dividends from net investment income                                       --
Distributions from net realized gains                                   (1.36)
                                                                     --------
      Total distributions                                               (1.36)
                                                                     --------
Net asset value, end of period                                       $  14.92
                                                                     --------
                                                                     --------
TOTAL RETURN(c)                                                         29.64%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                      $ 17,092
Average net assets (000)                                             $  8,446
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                .94%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                .94%
   Net investment income                                                  .96%

------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
    32                                     See Notes to Financial Statements

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Equity
Opportunity Fund
             Financial Highlights Cont'd.

                                        Class Z
---------------------------------------------------------------------------------------
         Year Ended September 30,
------------------------------------------                November 7, 1996(a)
      1999                      1998                   through September 30, 1997
---------------------------------------------------------------------------------------
     $11.00                     12.93                            $10.00
    -------                   -------                           -------
        .09                       .17                               .10
       2.69                     (1.33)                             2.92
    -------                   -------                           -------
       2.78                     (1.16)                             3.02
    -------                   -------                           -------
       (.07)                     (.15)                             (.09)
       (.91)                     (.62)                               --
    -------                   -------                           -------
       (.98)                     (.77)                             (.09)
    -------                   -------                           -------
     $12.80                    $11.00                            $12.93
    -------                   -------                           -------
    -------                   -------                           -------
      26.31%                    (9.31)%                           30.30%
     $4,263                    $1,836                            $  609
     $3,088                    $1,374                            $  227
       1.05%                     1.06%                             1.33%(b)
       1.05%                     1.06%                             1.33%(b)
        .76%                     1.54%                             1.15%(b)

    See Notes to Financial Statements                                     33

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Equity
Opportunity Fund

             Report of Independent Accountants

To the Shareholders and Board of Directors of The Prudential Investment Portfolios, Inc.--
Prudential Jennison Equity Opportunity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Prudential Investment Portfolios, Inc.--Prudential Jennison Equity Opportunity Fund (the 'Fund', one of the portfolios constituting The Prudential Investment Portfolios, Inc.) (formerly Prudential Jennison Growth & Income Fund) at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 22, 2000
    34

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Equity
Opportunity Fund
             Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (September 30, 2000) as to the federal tax status of dividends and distributions paid by the Fund during such fiscal year. Accordingly, we are advising you that during its fiscal period ended September 30, 2000, the Series paid to Class A, B, C and Z shares a short-term capital gain distribution of $.79 and a long-term capital gain distribution of $.57 which is taxable as such. The Fund utilized redemptions as distributions in the amount of $.004, $.249 and $.262 of ordinary income, short-term capital gains and long-term capital gains, respectively, for each class of shares.

      We also wish to advise you that 18.09% of the dividends paid from ordinary income in the fiscal year ended September 30, 2000 qualified for the corporate dividends received deduction available to corporate taxpayers.

      We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders. Please be advised that 13.60% of the dividends paid from ordinary income in the fiscal year ended September 30, 2000, qualify for each of these states' tax exclusion.

      In January 2001, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2000.
                                                                          35

Prudential Jennison Equity Opportunity Fund

Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this-- they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake
At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats.
You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information.
Please keep in mind that past performance is not indicative of future results.

              www.prudential.com (800) 225-1852

investment adviser's report
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful-- strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment Adviser's Report" section that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement of Assets and Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

Statement of Operations
This is the income statement, which details income
(mostly interest and dividends earned) and expenses
(including what you pay us to manage your money).
You'll also see capital gains here--both realized and unrealized.

Prudential Jennison Equity Opportunity Fund

Getting the Most from Your Prudential Mutual Fund

Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets.
This statement also shows how money from investors flowed into and out of the Fund.

Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so.
Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

Independent accountant's Report
Once a year, an outside auditor looks over our books and certifies that the financial statements are fairly presented and comply with generally accepted accounting principles.

Tax Information
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

           www.prudential.com  (800) 225-1852

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission.
Performance is presented here as a hypothetical
$10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided.
Investors cannot invest directly in an index.

Prudential Jennison Equity Opportunity Fund

Class A    Growth of a $10,000 Investment
(GRAPHIC)

Average Annual Total Returns as of 9/30/00
                         One Year         Since Inception
With Sales Charge         22.76%              16.58%
Without Sales Charge      29.23%              18.12%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in Prudential Jennison Equity
Opportunity Fund. (Class A shares) with a similar investment in the Standard & Poor's 500 Composite
Stock Price Index (S&P 500 Index) by portraying the initial account value at the commencement of operations of Class A shares, and the account value at the end of the current fiscal year (September
30, 2000), as measured on a quarterly basis, beginning in November 1996. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and
(c) all dividends and distributions were reinvested.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P
500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The
Index is not the only one that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

                 www.prudential.com  (800) 225-1852

Class A    Growth of a $10,000 Investment
(GRAPHIC)

Average Annual Total Returns as of 9/30/00
                         One Year         Since Inception
With Sales Charge         23.31%              16.93%
Without Sales Charge      28.31%              17.25%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential Jennison
Equity Opportunity Fund. (Class B shares) with a similar investment in the Standard & Poor's 500
Composite Stock Price Index (S&P 500 Index) by portraying the initial account value at the commencement of operations of Class B shares, and the account value at the end of the current fiscal year (September 30, 2000), as measured on a quarterly basis, beginning in November 1996. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class
B shares, assuming full redemption on September 30, 2000; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P
500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The
Index is not the only one that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Jennison Equity Opportunity Fund

Class C      Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 9/30/00
                      One Year           Since Inception
With Sales Charge      26.02%                16.95%
Without Sales Charge   28.31%                17.25%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.The graph compares a $10,000 investment in the Prudential Jennison
Equity Opportunity Fund. (Class C shares) with a similar investment in the Standard & Poor's 500
Composite Stock Price Index (S&P 500 Index) by portraying the initial account value at the commencement of operations of Class C shares, and the account values at the end of the current fiscal year (September 30, 2000), as measured on a quarterly basis, beginning in November 1996. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares;
(b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on September 30, 2000; (c) all recurring fees (including management fees) were deducted; and
(d) all dividends and distributions were reinvested.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P
500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The
Index is not the only one that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

           www.prudential.com  (800) 225-1852

Class Z     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 9/30/00
                          One Year        Since Inception
With Sales Charge          29.64%              18.46%
Without Sales Charge       29.64%              18.46%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.The graph compares a $10,000 investment in the Prudential Jennison
Equity Opportunity Fund. (Class Z shares) with a similar investment in the Standard & Poor's 500
Composite Stock Price Index (S&P 500 Index) by portraying the initial account value at the commencement of operations of Class Z shares, and the account value at the end of the current fiscal year (September 30, 2000), as measured on a quarterly basis, beginning in November 1996. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P
500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The
Index is not the only one that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
http://www.prudential.com

Trustees
Saul K. Fenster, Ph.D.
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E. H. Morrison, Secretary
William V. Healey, Assistant Secretary
Jonathan D. Shain, Assistant Secretary

Manager
Prudential Investments
   Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
Investment Adviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Fund Symbols      NASDAQ         CUSIP
Class A           PJIAX        74437E503
Class B           PJIBX        74437E602
Class C           PJGCX        74437E701
Class Z           PJGZX        74437E800

MF172E

(LOGO)  Printed on Recycled Paper

ANNUAL REPORT   SEPTEMBER 30, 2000

Prudential
Jennison Growth Fund

Fund Type Stock
Objective Long-term growth of capital

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Build on the Rock

Investment Goals and Style
The Prudential Jennison Growth Fund seeks to achieve long-term growth of capital primarily through investment in stocks of medium and large companies (generally those with a total market value of at least $1 billion) that we believe have above-average prospects for growth.
The Fund may also invest in stocks of foreign companies, investment-grade bonds, and securities issued or backed by the U.S. government and its agencies, such as mortgage-backed securities. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition
Sectors expressed as a percentage of
net assets as of 9/30/00
35.7% Communication Services
16.2  Financial Services
15.8  Technology
12.3  Healthcare
 9.5  Consumer Staples
 5.5  Consumer Cyclical
 5.0  Cash & Equivalents

Ten Largest Holdings
Expressed as a percentage of
net assets as of 9/30/00
 4.0% Home Depot, Inc.
      Retail
 4.0  Citigroup, Inc.
      Bank & Financial Services
 3.5  General Electric Co.
      Diversified Manufacturing
 3.3  Pfizer, Inc.
      Pharmaceuticals
 3.1  Cisco Systems, Inc.
      Networking
 3.0  Viacom, Inc.
      Media & Entertainment
 2.9  Nokia Corp. (ADR)(Finland)
      Telecommunications Equipment
 2.8  Morgan Stanley Dean Witter
      Banks & Financial Services
 2.7  Qwest Communications
      International, Inc.
      Telecommunications
 2.6  Vodafone AirTouch PLC
      (ADR)(United Kingdom)
      Telecommunications

Holdings are subject to change.

           www.prudential.com  (800) 225-1852

Performance at a Glance

Cumulative Total Returns1     As of 9/30/00

                                      One    Five      Since
                                      Year   Years   Inception2
Class A                              27.02%   N/A      189.15%
Class B                              26.04    N/A      178.69
Class C                              26.04    N/A      178.69
Class Z                              27.39  200.01%    183.34
Lipper Large-Cap Growth Fund Avg.3   30.33  187.52      ***

Average Annual Total Returns1     As of 9/30/00

                                      One    Five      Since
                                      Year   Years   Inception2
Class A                              20.67%   N/A      22.84%
Class B                              21.04    N/A      23.11
Class C                              23.78    N/A      22.95
Class Z                              27.39   24.57%    22.25

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 1 Source: Prudential Investments Fund Management
LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.
Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

 2 Inception dates: Class A, B, and C, 11/2/95;
Class Z, 4/15/96. On 9/20/96, The Prudential
Institutional Fund--Growth Stock Fund merged into the Prudential Jennison Growth Fund, Class Z shares. Performance prior to 9/20/96 is for the Growth Stock Fund, which had an inception date of 11/5/92.

 3 Lipper average returns are for all funds in each share class for the one- and five-year periods in the Large-Cap Growth Fund category. The Lipper average is unmanaged. Large-Cap Growth funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&PR Mid-Cap 400 Index. Large-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price/earnings ratio, price-to-book ratio, and three-year earnings growth figure.

S&PR is a registered trademark of the Standard &
Poor's Corporation.

 ***Lipper Since Inception returns are 192.40% for
Class A, B, and C, and 327.12% for Class Z, based
on all funds in each share class.
                                          1

(LOGO)  November 15, 2000

DEAR SHAREHOLDER,
The stock market underwent a dramatic change of mood in the middle of the Prudential Jennison
Growth Fund's fiscal year ended September 30, 2000.
Early in the period, investors strongly favored growth stocks--particularly technology and telecommunications. Then market preference alternated rapidly and sharply between growth and value styles. Our investment adviser thinks an unusual period of large gains by a few favored growth stocks is coming to an end, and markets are returning to historical norms, with moderate gains more broadly spread.

Over this reporting period, the Fund's Class A shares returned 27.02%--20.67% to those paying the maximum one-time Class A share sales charge, well above the 10-year averages for both the Standard &
Poor's 500 Index (S&P 500) and the Lipper Growth
Fund Average. However, most of the gains came early in the period. A substantial portion were given back in the second half as growth stocks underperformed an overall market that also was in decline. Both gain and loss were affected by the fact that a year ago
35% of the Fund's net assets were invested in technology stocks. Their extraordinary rise was the largest factor in the Fund's strong performance.
Some of these gains were locked in by sales, while some shares declined in value. Consequently, the Fund begins its new fiscal year with a somewhat more diversified portfolio.

Historically--and the past year was no exception-- value funds tend to have better returns when growth funds are falling. Yet, despite a slowdown, there are few signs that the current economic growth cycle will reverse. You can potentially share in the prospects of a diversified selection of the companies driving the economy's expansion through the Prudential Jennison Growth Fund.

Yours sincerely,


David R. Odenath, Jr., President
The Prudential Investment Portfolios, Inc./
Prudential Jennison Growth Fund

Prudential Jennison Growth Fund

   Annual Report     September 30, 2000

Investment Adviser's Report

Where we're coming from
Over the past few years, there has been a global boom in investments in technology and telecommunications infrastructure (switches, networks, etc.). This build-out helped drive economic growth through the longest continuous period in U.S. history. Since the beginning of 1999, corporate profits have been escalating rapidly. Jennison traditionally focuses on companies that are increasing their earnings by 15%
to 20%. This is more than twice the long-term 7% average increase in corporate profit (before tax) for U.S. companies, but we believe it represents a pace that an established company can sustain for a reasonable time. During the recent profit surge, we kept increasing our earnings estimates, and yet companies kept beating them. The price of technology and telecommunications shares rose accordingly.

Technology. As this fiscal year began, our technology holdings had reached 35% of net assets, and they grew to a peak of about 42% during the period. We had substantial positions in EMC
(computer network memory), Cisco Systems (see
Comments on Largest Holdings), Juniper Networks
(Internet routers), JDS Uniphase (optical computing), and Sun Microsystems (network computers), among others. Several of these doubled or tripled in value, or gained as much as 622% over the period.

We took some of our profits in the technology group
near the market top. However, we would have had a
much higher return had we sold more.
The technology sector began a sharp decline in
March 2000. Although our holdings fell less, on
average, than the S&P 500 technology group, we did
own more of them, and we gave up our advantage over
the Lipper Large-Cap Growth Fund Average. Some of
our largest losses over the fiscal year were on the
technology blue chips such as Microsoft, IBM, and
Ericsson, and on the world's largest wireless
telecommunications firm, Vodafone.
                                                3

Prudential Jennison Growth Fund

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 9/30/00
------------------------------------------------------------
4.0% Home Depot, Inc./Retail
     The dominant company in the U.S. building materials industry, and the only one beginning to move internationally. A well-managed company that we believe can grow 20% to 25% a year for the foreseeable future. Home Depot has high returns on equity and on capital. The share price dropped after the end of our reporting period because lumber prices were weak; we bought more on the opportunity.

4.0% Citigroup, Inc./Bank & Financial Services
     Extremely strong management, one of only four top players in the global capital markets business, and a business with long-range growth potential because of the surge in global restructuring. We expect growth of about 15% a year, and Citigroup also provides balance to the rest of our portfolio because of its relative independence of technology and its lower share price.

3.5% General Electric Co./Diversified Manufacturing
     Another case in which top management is a company's strongest asset. Beyond that, GE is broadly diversified, primarily not in technology, and has dominant positions in all the businesses in which it competes. The proposed merger with Honeywell would further enhance its strength in aerospace.

3.3% Pfizer, Inc./Pharmaceuticals
     The recently finalized merger with Warner Lambert gives Pfizer the dominant position in many drug categories, as well as substantial opportunities to reduce costs. Drug companies, in general, offer growth that is not dependent upon economic growth, a particular advantage when economies are slowing.
     We expect earnings growth of 20% a year or better over the next three years.

3.1% Cisco Systems, Inc./Networking
     Leading data networking equipment manufacturer.
     Provides most of the Internet switching
     infrastructure for both carriers and corporate entry points, as well as internal corporate networks. The Internet is causing Cisco's revenues and earnings to accelerate from already high levels. These trends should continue for the foreseeable future.

Holdings are subject to change.

            www.prudential.com  (800) 225-1852

   Annual Report     September 30, 2000

As a result of our sales and the falling values in the market, our technology weighting has dropped to 29%, slightly below the S&P 500 weighting. We redeployed the money into other sectors, especially healthcare and financial services.

Financial services. As investors became more confident that economic growth was slowing to sustainable levels, financials as a group benefited. The investment banks also benefited from very active capital markets as industries consolidate globally and continue to raise funds to finance new technological infrastructure. Our financial holdings had, on average, an even higher return over the 12-month reporting period than our technology stocks, but we had less invested in them. We focused on the dominant companies in this sector, which is in the process of consolidating into a few global giants. We owned Citigroup (see
Comments on Largest Holdings), Morgan Stanley Dean
Witter (investment banking), American International
Group (insurance), and MBNA (credit cards). We took our profits on Merrill Lynch, American Express, and Goldman Sachs.

Healthcare. Our drug and biotechnology stocks, by and large, had a good year. We benefited particularly from the acquisition of Warner Lambert
(our tenth largest holding at one point) by Pfizer
(see Comments on Largest Holdings). The
biotechnology firms Genentech and Amgen also made substantial contributions to our return.

Where we're going
We believe that over the past few years investors
gradually came to realize the growth potential of
technology firms, but that now after the
extraordinary gains of the past two years, much of
that potential has been priced into their stocks.
This doesn't mean that their growth will subside or
that their stocks are overpriced; it means that
they have, as a group, about the same possibilities
for share price appreciation from their current
levels as the rest of the market does. As in other
sectors, there are individual companies whose
shares are undervalued and some that are
overvalued, given their growth potential.
Accordingly, we have broadened our portfolio's
focuses; in fact, our five
                                       5

Prudential Jennison Growth Fund

   Annual Report     September 30, 2000

largest holdings come from five different industries. Our four largest sectors, as of the end of September, comprised only 70% of our total investments. We expect that individual stock selection, not sector selection, will be required to earn above-market returns over the next few years. We think that's a good environment for Jennison's research-intensive investment process.

As for the overall market, if we are correct that growth potential is now priced into most growth stocks, returns should come down to the long-term market average of about 12% to 13%. If current prices are still on the optimistic side, the adjustment period of lower returns may continue for a while. In either case, we caution shareholders not to expect the above 20% market that characterized 1995 through 1999. That run was already two years longer than the previous record of such high returns.

Prudential Jennison Growth Fund Management Team

Prudential Jennison Growth Fund

   Annual Report     September 30, 2000

Financial
     Statements

 The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Portfolio of Investments as of September 30, 2000

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  95.0%
Common Stocks
-------------------------------------------------------------------------------------
Aerospace  0.5%
     579,700   Boeing Co.                                           $     36,521,100
-------------------------------------------------------------------------------------
Banks & Financial Services  14.1%
   3,064,200   American Express Co.                                      186,150,150
   1,998,000   Chase Manhattan Corp.                                      92,282,625
   5,295,033   Citigroup, Inc.                                           286,262,722
   1,250,300   Goldman Sachs Group, Inc.                                 142,456,056
   1,607,200   Merrill Lynch & Co., Inc.                                 106,075,200
   2,199,180   Morgan Stanley Dean Witter & Co.                          201,087,521
                                                                    ----------------
                                                                       1,014,314,274
-------------------------------------------------------------------------------------
Biotechnology  0.9%
   2,092,800   Serono SA (ADR)(Switzerland)(a)                            63,307,200
-------------------------------------------------------------------------------------
Computer Systems/Peripherals  7.0%
   4,031,900   Compaq Computer Corp.                                     111,199,802
   1,453,100   EMC Corp.(a)                                              144,038,538
   1,489,400   Hewlett-Packard Co.                                       144,471,800
     921,300   Sun Microsystems, Inc.(a)                                 107,561,775
                                                                    ----------------
                                                                         507,271,915
-------------------------------------------------------------------------------------
Diversified Manufacturing  3.5%
   4,360,500   General Electric Co.                                      251,546,344
-------------------------------------------------------------------------------------
EDP Software & Services  0.8%
     421,550   VERITAS Software Corp.(a)                                  59,860,100
-------------------------------------------------------------------------------------
Electronic Components  5.7%
   1,311,200   ASM Lithography Holding NV(a)                              42,368,150
     290,700   Broadcom Corp.                                             70,858,125
   2,760,000   Intel Corp.                                               114,712,500
     883,600   JDS Uniphase Corp.(a)                                      83,665,875
   2,045,100   Texas Instruments, Inc.                                    96,503,156
                                                                    ----------------
                                                                         408,107,806

    8                                      See Notes to Financial Statements

 The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Household & Personal Care Products  0.3%
     538,000   Estee Lauder Co., Inc.                               $     19,704,250
-------------------------------------------------------------------------------------
Industrial Technology/Instruments  0.9%
   1,146,100   Applied Materials, Inc.(a)                                 67,978,056
-------------------------------------------------------------------------------------
Insurance  2.1%
   1,593,125   American International Group, Inc.                        152,442,148
-------------------------------------------------------------------------------------
Media & Entertainment  9.0%
   5,858,700   AT&T Corp. - Liberty Media Group(a)                       105,456,600
     603,200   Clear Channel Communications, Inc.(a)                      34,080,800
     889,900   Omnicom Group, Inc.                                        64,907,081
   1,213,400   Time Warner, Inc.                                          94,948,550
   1,802,800   Univision Communications, Inc.(a)                          67,379,650
     328,400   Verisign, Inc.(a)                                          66,521,525
   3,740,666   Viacom, Inc.(a)                                           218,828,961
                                                                    ----------------
                                                                         652,123,167
-------------------------------------------------------------------------------------
Networking  5.2%
   4,081,400   Cisco Systems, Inc.(a)                                    225,497,350
     308,900   Juniper Networks, Inc.(a)                                  67,629,794
   1,520,000   Metromedia Fiber Network, Inc.                             36,955,000
     374,400   Network Appliance, Inc.(a)                                 47,689,200
                                                                    ----------------
                                                                         377,771,344
-------------------------------------------------------------------------------------
Oil Services  2.0%
   1,776,300   Schlumberger Ltd.                                         146,211,694
-------------------------------------------------------------------------------------
Pharmaceuticals  12.3%
   2,767,200   American Home Products Corp.                              156,519,750
   1,608,600   Amgen, Inc.(a)                                            112,325,522
     514,500   Genentech, Inc.(a)                                         95,536,219
   1,687,500   Lilly (Eli) & Co.                                         136,898,437
   5,264,525   Pfizer, Inc.                                              236,574,592
   2,316,768   Pharmacia & Upjohn, Inc.                                  139,440,474
     151,600   Schering-Plough Corp.                                       7,049,400
                                                                    ----------------
                                                                         884,344,394

    See Notes to Financial Statements                                      9

 The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Retail  9.2%
   5,397,150   Home Depot, Inc.                                     $    286,386,272
   2,731,600   Kohl's Corp.(a)                                           157,579,175
   2,256,400   Tiffany & Co.                                              87,012,425
   2,819,700   Wal-Mart Stores, Inc.                                     135,698,062
                                                                    ----------------
                                                                         666,675,934
-------------------------------------------------------------------------------------
Telecommunications  11.1%
   1,069,650   Allegiance Telecom, Inc.(a)                                39,844,462
   4,152,400   Global Crossing Ltd.                                      128,724,400
     471,300   Level 3 Communications, Inc.(a)                            36,349,013
   2,021,200   Nextel Communications, Inc.(a)                             94,491,100
   1,222,100   NEXTLINK Communications, Inc.(a)                           43,002,644
   1,608,487   NTL, Inc.(a)(b)                                            74,493,054
   4,091,100   Qwest Communications International, Inc.(a)               196,628,494
   5,041,186   Vodafone AirTouch PLC (ADR)(United Kingdom)(a)            186,523,882
                                                                    ----------------
                                                                         800,057,049
-------------------------------------------------------------------------------------
Telecommunications Equipment  10.4%
     474,000   Applied Micro Circuits Corp.(a)                            98,147,625
     403,100   Corning, Inc.                                             119,720,700
   3,342,700   Ericsson (L.M.) Telephone Co., Inc. (ADR)(Sweden)          49,513,744
   2,855,200   General Motors Corp. 'H'                                  106,156,336
   1,811,800   Motorola, Inc.                                             51,183,350
   5,245,800   Nokia Corp. (ADR)(Finland)                                208,848,412
   1,915,000   Nortel Networks Corp.                                     114,062,188
                                                                    ----------------
                                                                         747,632,355
                                                                    ----------------
               Total long-term investments (cost $5,368,476,671)       6,855,869,130
                                                                    ----------------

    10                                     See Notes to Financial Statements

 The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Portfolio of Investments as of September 30, 2000 Cont'd.

Principal
Amount
(000)         Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  4.5%
Commercial Paper
$   145,000   American Express Credit Corp.
               6.53%, 10/2/00                                      $    145,000,000
     77,885   Ford Motor Credit Corp.
               6.00%, 10/2/00                                            77,885,000
    100,000   IBM Credit Corp.
               6.62%, 10/2/00                                           100,000,000
                                                                   ----------------
              Total short-term investments
               (cost $322,885,000)                                      322,885,000
                                                                   ----------------
              Total Investments (cost $5,691,361,671; Note
               4)  99.5%                                              7,178,754,130
              Other assets in excess of liabilities  0.5%                37,968,873
                                                                   ----------------
              Net Assets  100%                                     $  7,216,723,003
                                                                   ----------------
                                                                   ----------------

--------------------------------------------------------------------------------
(a) Non-income producing security.
(b) Portion of securities on loan with an aggregate market value of $36,998,657; received securities as collateral with an aggregate market value of $37,062,262.
ADR--American Depository Receipt.
NV--Naamkee Vennootnchap (Dutch Corporation).
PLC--Public Limited Company (British Corporation).
SA--Sociedad Anomia (Spanish Corporation) or Societe Anonyme (French
Corporation).
    See Notes to Financial Statements                                     11

 The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Statement of Assets and Liabilities

                                                               September 30, 2000
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $5,691,361,671)                   $      7,178,754,130
Cash                                                                        13,433
Receivable for investments sold                                        164,848,069
Receivable for Series shares sold                                       16,518,678
Dividends and interest receivable                                        1,870,209
Deferred expenses and other assets                                         104,364
Receivable for securities lending income                                    11,929
                                                              --------------------
      Total assets                                                   7,362,120,812
                                                              --------------------
LIABILITIES
Payable for investments purchased                                       76,555,837
Payable for Series shares reacquired                                    61,660,228
Management fee payable                                                   3,518,173
Distribution fees payable                                                2,538,500
Accrued expenses and other liabilities                                   1,111,875
Securities lending rebate payable                                           13,196
                                                              --------------------
      Total liabilities                                                145,397,809
                                                              --------------------
NET ASSETS                                                    $      7,216,723,003
                                                              --------------------
                                                              --------------------
Net assets were comprised of:
   Common stock, at par                                       $            301,061
   Paid-in capital in excess of par                                  5,154,586,492
                                                              --------------------
                                                                     5,154,887,553
   Accumulated net realized gain on investments                        574,442,991
   Net unrealized appreciation on investments                        1,487,392,459
                                                              --------------------
Net assets, September 30, 2000                                $      7,216,723,003
                                                              --------------------
                                                              --------------------

    12                                     See Notes to Financial Statements

 The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Statement of Assets and Liabilities Cont'd.

                                                               September 30, 2000
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($1,745,454,335 / 72,138,339 shares of common stock
      issued and outstanding)                                               $24.20
   Maximum sales charge (5% of offering price)                                1.27
                                                              --------------------
   Maximum offering price to public                                         $25.47
                                                              --------------------
                                                              --------------------
Class B:
   Net asset value, offering price and redemption price per
      share ($2,216,911,129 / 95,423,808 shares of common
      stock issued and outstanding)                                         $23.23
                                                              --------------------
                                                              --------------------
Class C:
   Net asset value and redemption price per share
      ($291,541,579 / 12,548,885 shares of common stock
      issued and outstanding)                                               $23.23
   Sales charge (1% of offering price)                                         .23
                                                              --------------------
   Offering price to public                                                 $23.46
                                                              --------------------
                                                              --------------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($2,962,815,960 / 120,949,491 shares of common
      stock issued and outstanding)                                         $24.50
                                                              --------------------
                                                              --------------------

    See Notes to Financial Statements                                     13

 The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Statement of Operations

                                                                       Year
                                                                      Ended
                                                                September 30, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends (net of foreign withholding taxes of $349,543)       $   23,873,500
   Interest                                                           13,847,640
   Income from securities loaned, net                                  4,653,109
                                                                ------------------
      Total income                                                    42,374,249
                                                                ------------------
Expenses
   Management fee                                                     38,074,482
   Distribution fee--Class A                                           3,724,474
   Distribution fee--Class B                                          21,586,408
   Distribution fee--Class C                                           2,429,395
   Transfer agent's fees and expenses                                  8,630,000
   Registration fees                                                     830,000
   Reports to shareholders                                               775,000
   Custodian's fees and expenses                                         230,000
   Directors' fees and expenses                                          145,000
   Insurance expense                                                      65,000
   Legal fees and expenses                                                65,000
   Audit fee                                                              20,000
   Amortization of deferred organization expenses                          3,225
   Miscellaneous                                                          98,216
                                                                ------------------
      Total expenses                                                  76,676,200
                                                                ------------------
Net investment loss                                                  (34,301,951)
                                                                ------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investment transactions                         743,200,290
Net change in unrealized appreciation/depreciation on
investments                                                          460,985,846
                                                                ------------------
Net gain on investments                                            1,204,186,136
                                                                ------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $1,169,884,185
                                                                ------------------
                                                                ------------------

    14                                     See Notes to Financial Statements

 The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Statement of Changes in Net Assets

                                                   Year                  Year
                                                  Ended                 Ended
                                            September 30, 2000    September 30, 1999
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                        $  (34,301,951)       $  (22,210,880)
   Net realized gain on investments              743,200,290           201,324,080
   Net change in unrealized
      appreciation/depreciation of
      investments                                460,985,846           828,202,820
                                            ------------------    ------------------
   Net increase in net assets resulting
      from operations                          1,169,884,185         1,007,316,020
                                            ------------------    ------------------
Distributions from net realized capital
gains (Note 1)
      Class A                                    (56,726,162)          (17,349,525)
      Class B                                    (94,312,745)          (27,545,469)
      Class C                                     (9,330,766)           (1,752,623)
      Class Z                                   (112,764,183)          (38,052,986)
                                            ------------------    ------------------
                                                (273,133,856)          (84,700,603)
                                            ------------------    ------------------
Series share transactions (net of
   conversion)
   (Note 5)
   Net proceeds from shares sold               4,839,587,838         2,794,924,604
   Net asset value of shares issued in
      reinvestment of distributions              267,626,458            83,061,464
   Cost of shares reacquired                  (3,240,774,223)       (1,569,556,414)
                                            ------------------    ------------------
   Net increase in net assets from Series
      share transactions                       1,866,440,073         1,308,429,654
                                            ------------------    ------------------
      Total increase                           2,763,190,402         2,231,045,071
NET ASSETS
Beginning of year                              4,453,532,601         2,222,487,530
                                            ------------------    ------------------
End of year                                   $7,216,723,003        $4,453,532,601
                                            ------------------    ------------------
                                            ------------------    ------------------

    See Notes to Financial Statements                                     15

 The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Notes to Financial Statements

      Prudential Jennison Growth Fund (the 'Series') is a separately managed series of The Prudential Investment Portfolios, Inc. (the 'Fund'). The Fund was incorporated in Maryland on August 10, 1995 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Series had no significant operations other than the issuance of 3,334 shares of Class A and 3,333 shares of Class B and Class C common stock for $100,000 on September 13, 1995 to Prudential Investments Fund Management LLC ('PIFM' or 'Manager'). Investment operations commenced on November 2, 1995.

      The Series' investment objective is to achieve long-term growth of capital. It invests primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

      Securities Valuation:    Securities listed on a securities exchange (other
than options on securities and indices) are valued at the last sale price on such exchange or system on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager, in consultation with the Subadviser (Jennison Associates LLC 'Jennison'), to be over-the-counter, are valued by an independent pricing agent or principal market maker. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager and the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by a principal market maker. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sales price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Securities for which market quotations are not readily available, other than private placements, are valued at a price supplied by an independent pricing agent, which is, in the opinion of such pricing agent, representative of the market value of such securities as of the time of determination of
    16

 The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Notes to Financial Statements Cont'd.

net asset value, or using a methodology developed by an independent pricing agent, which is, in the judgment of the Manager and the Subadviser, able to produce prices which are representative of market value.

      Short-term securities which mature in more than 60 days, for which market quotations are readily available, are valued at current market quotations as provided by an independent pricing agent or principal market maker. Short-term securities which mature in 60 days or less are valued at cost with interest accrued or discount amortizied to the date of maturity, unless the Board of Directors determines that such valuation does not represent fair value.

      All securities are valued as of 4:15 p.m., New York time.

      Securities Lending:    The Fund may lend securities to broker-dealers. The
loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation, net of any rebate, for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan. Prudential Securities Incorporated ('PSI') is the securities lending agent for the Fund. For the year ended September 30, 2000, PSI has been compensated approximately $1,551,100 for these services.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis and is net of discount accretion and premium amortization. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss), other than distribution fees, and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Series expects to pay dividends of net
investment income, if any, semi-annually and to make distributions of any net capital gains at least annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance
                                                                          17

 The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Notes to Financial Statements Cont'd.

with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    It is the Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates.

      Deferred Organization Expenses:    Approximately $200,000 of expenses were
incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Series commenced investment operations.

      Reclassification of Capital Accounts:    The Series accounts and reports
for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: 'Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies.' For the year ended September 30, 2000, the Series reclassified current net operating losses and redemptions utilized as distributions for federal income tax purposes by decreasing accumulated net investment loss by $34,301,951, decreasing accumulated net realized gain on investments by $94,296,948 and increasing paid-in capital by $59,994,997. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Fund has a management agreement for the Series with PIFM. Pursuant to a subadvisory agreement between PIFM and Jennison Associates LLC ('Jennison'), Jennison furnishes investment advisory services in connection with the management of the Series. Under the subadvisory agreement, Jennison, subject to the supervision of PIFM, is responsible for managing the assets of the Series in accordance with its investment objective and policies.

      Effective January 1, 2000, the management fee paid PIFM is computed daily and payable monthly, at an annual rate of .60% of the Series' average daily net assets up to $300 million, .575% of the next $4.7 billion and .55% of the Series' average daily net assets in excess of $5 billion. Until January 1, 2000, the management fee was payable at an annual rate of .60% of the Series' average daily net assets. PIFM pays Jennison a subadvisory fee at an annual rate of .30 of 1% of the average daily net assets of the Series up to and including $300 million and .25 of 1% of such assets in excess of $300 million. PIFM also pays the cost of compensation of officers and
    18

 The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Notes to Financial Statements Cont'd.

employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Series bears all other costs and expenses.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Fund. The Fund compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

      Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended September 30, 2000.

      PIMS has advised the Series that it received approximately $2,999,400 and $1,155,800 in front-end sales charges resulting from sales of Class A and Class C shares during the year ended September 30, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Series that for the year ended September 30, 2000, it received approximately $3,052,100 and $134,700 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

      PIFM, PIMS and Jennison are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Fund, along with other unaffiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Series did not borrow any amounts pursuant to the SCA during the year ended September 30, 2000.
                                                                          19

 The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Notes to Financial Statements Cont'd.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended September 30, 2000, the Series incurred fees of approximately $7,502,000 for the services of PMFS. As of September 30, 2000, approximately $644,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      For the year ended September 30, 2000, Prudential Securities Incorporated ('PSI'), which is an indirect, wholly owned subsidiary of Prudential, earned approximately $541,200 in brokerage commissions from portfolio transactions executed on behalf of the Series.
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 2000 were $6,545,894,575 and $5,244,305,253, respectively.

      The cost of investments for federal income tax purposes at September 30, 2000, was $5,725,586,461 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $1,453,167,669 (gross unrealized appreciation--$1,670,446,898; gross unrealized depreciation--$217,279,229).

Note 5. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class Z shares are not subject to any sales or redemption charge and are offered for sale to a limited group of investors.

      There are 3 billion shares of $.001 par value common stock authorized which are divided into three series, each of which offers four classes, designated Class A, Class B, Class C and Class Z, each of which consists of 250 million authorized shares.
    20

 The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Notes to Financial Statements Cont'd.

      Transactions in shares of common stock were as follows:

Class A                                                    Shares           Amount
------------------------------------------------------   -----------    ---------------
Year ended September 30, 2000:
Shares sold                                               81,700,801    $ 2,021,000,138
Shares issued in reinvestment of distributions             2,447,380         54,576,570
Shares reacquired                                        (65,143,859)    (1,617,762,148)
                                                         -----------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                              19,004,322        457,814,560
Shares issued upon conversion from Class B                 7,680,130        195,263,218
                                                         -----------    ---------------
Net increase (decrease) in shares outstanding             26,684,452    $   653,077,778
                                                         -----------    ---------------
                                                         -----------    ---------------
Year ended September 30, 1999:
Shares sold                                               34,344,966    $   662,914,500
Shares issued in reinvestment of distributions             1,032,752         16,627,307
Shares reacquired                                        (23,547,037)      (457,441,788)
                                                         -----------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                              11,830,681        222,100,019
Shares issued upon conversion from Class B                 2,660,015         51,625,561
                                                         -----------    ---------------
Net increase (decrease) in shares outstanding             14,490,696    $   273,725,580
                                                         -----------    ---------------
                                                         -----------    ---------------
Class B
------------------------------------------------------
Year ended September 30, 2000:
Shares sold                                               37,569,694    $   888,985,755
Shares issued in reinvestment of distributions             4,234,039         91,243,545
Shares reacquired                                        (15,944,289)      (376,561,661)
                                                         -----------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                              25,859,444        603,667,639
Shares reacquired upon conversion into Class A            (7,978,000)      (195,263,218)
                                                         -----------    ---------------
Net increase (decrease) in shares outstanding             17,881,444    $   408,404,421
                                                         -----------    ---------------
                                                         -----------    ---------------
Year ended September 30, 1999:
Shares sold                                               42,766,896    $   799,643,630
Shares issued in reinvestment of distributions             1,698,149         26,677,924
Shares reacquired                                        (14,404,393)      (265,401,893)
                                                         -----------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                              30,060,652        560,919,661
Shares reacquired upon conversion into Class A            (2,736,865)       (51,625,561)
                                                         -----------    ---------------
Net increase (decrease) in shares outstanding             27,323,787    $   509,294,100
                                                         -----------    ---------------
                                                         -----------    ---------------

                                                                          21

 The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Notes to Financial Statements Cont'd.

Class C                                                    Shares           Amount
------------------------------------------------------   -----------    ---------------
Year ended September 30, 2000:
Shares sold                                                7,259,799    $   172,301,711
Shares issued in reinvestment of distributions               422,563          9,106,236
Shares reacquired                                         (2,428,874)       (57,879,720)
                                                         -----------    ---------------
Net increase (decrease) in shares outstanding              5,253,488    $   123,528,227
                                                         -----------    ---------------
                                                         -----------    ---------------
Year ended September 30, 1999:
Shares sold                                                6,235,444    $   117,953,942
Shares issued in reinvestment of distributions               108,868          1,710,322
Shares reacquired                                         (2,247,639)       (41,843,724)
                                                         -----------    ---------------
Net increase (decrease) in shares outstanding              4,096,673    $    77,820,540
                                                         -----------    ---------------
                                                         -----------    ---------------
Class Z
------------------------------------------------------
Year ended September 30, 2000:
Shares sold                                               70,468,867    $ 1,757,300,234
Shares issued in reinvestment of distributions             5,002,224        112,700,107
Shares reacquired                                        (48,067,246)    (1,188,570,694)
                                                         -----------    ---------------
Net increase (decrease) in shares outstanding             27,403,845    $   681,429,647
                                                         -----------    ---------------
                                                         -----------    ---------------
Year ended September 30, 1999:
Shares sold                                               63,109,118    $ 1,214,412,532
Shares issued in reinvestment of distributions             2,345,617         38,045,912
Shares reacquired                                        (42,230,402)      (804,869,008)
                                                         -----------    ---------------
Net increase (decrease) in shares outstanding             23,224,333    $   447,589,436
                                                         -----------    ---------------
                                                         -----------    ---------------

 The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund

 Financial
           Highlights

 The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Financial Highlights

                                                                     Class A
                                                                ------------------
                                                                    Year Ended
                                                                September 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $    20.05
                                                                ------------------
Income from investment operations
Net investment income (loss)(c)                                          (0.09)
Net realized and unrealized gain on investment transactions               5.42
                                                                ------------------
   Total from investment operations                                       5.33
                                                                ------------------
Less distributions
Distributions from net realized gains                                    (1.18)
                                                                ------------------
Net asset value, end of period                                      $    24.20
                                                                ------------------
                                                                ------------------
TOTAL RETURN(b)                                                          27.02%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                     $1,745,454
Average net assets (000)                                            $1,489,790
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                 .99%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                 .74%
   Net investment income (loss)                                           (.35)%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                  83%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Calculated based upon average shares outstanding during the period.
(d) Annualized.
    24                                     See Notes to Financial Statements

 The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Financial Highlights Cont'd.

                                      Class A
------------------------------------------------------------------------------------------
                 Year Ended September 30,                       November 2, 1995(a)
----------------------------------------------------------     through September 30,
      1999                 1998                 1997                   1996
------------------------------------------------------------------------------------------
    $  14.44             $  15.39             $  10.97                $ 10.00
----------------     ----------------     ----------------           --------
        (.08)                (.04)                (.03)                  (.03)
        6.23                  .40                 4.45                   1.00
----------------     ----------------     ----------------           --------
        6.15                  .36                 4.42                    .97
----------------     ----------------     ----------------           --------
        (.54)               (1.31)                  --                     --
----------------     ----------------     ----------------           --------
    $  20.05             $  14.44             $  15.39                $ 10.97
----------------     ----------------     ----------------           --------
----------------     ----------------     ----------------           --------
       43.58%                3.02%               40.29%                  9.70%
    $911,467             $446,996             $145,022                $85,440
    $748,315             $251,118             $105,982                $70,667
        1.05%                1.08%                1.09%                  1.23%(d)
         .80%                 .83%                 .84%                   .98%(d)
        (.44)%               (.26)%               (.25)%                 (.37)%(d)
          56%                  58%                  63%                    42%

    See Notes to Financial Statements                                     25

 The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Financial Highlights Cont'd.

                                                                     Class B
                                                                ------------------
                                                                    Year Ended
                                                                September 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $    19.43
                                                                ------------------
Income from investment operations
Net investment income (loss)(c)                                           (.26)
Net realized and unrealized gain on investment transactions               5.24
                                                                ------------------
   Total from investment operations                                       4.98
                                                                ------------------
Less distributions
   Distributions from net realized gains                                 (1.18)
                                                                ------------------
Net asset value, end of period                                      $    23.23
                                                                ------------------
                                                                ------------------
TOTAL RETURN(b)                                                          26.04%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                     $2,216,911
Average net assets (000)                                            $2,158,641
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                1.74%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                 .74%
   Net investment income (loss)                                          (1.10)%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Calculated based upon average shares outstanding during the period.
(d) Annualized.
    26                                     See Notes to Financial Statements

 The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Financial Highlights Cont'd.

                                         Class B
-----------------------------------------------------------------------------------------------
                 Year Ended September 30,
----------------------------------------------------------        November 2, 1995(a)
      1999                 1998                 1997           through September 30, 1996
-----------------------------------------------------------------------------------------------
   $    14.11            $  15.18             $  10.89                  $  10.00
----------------     ----------------     ----------------            ----------
         (.22)               (.15)                (.12)                     (.10)
         6.08                 .39                 4.41                       .99
----------------     ----------------     ----------------            ----------
         5.86                 .24                 4.29                       .89
----------------     ----------------     ----------------            ----------
        (.54)              (1.31)                   --                        --
----------------     ----------------     ----------------            ----------
   $    19.43            $  14.11             $  15.18                  $  10.89
----------------     ----------------     ----------------            ----------
----------------     ----------------     ----------------            ----------
        42.51%               2.21%               39.39%                     8.90%
   $1,506,839            $708,463             $419,405                  $231,541
   $1,236,825            $557,823             $299,476                  $162,412
         1.80%               1.83%                1.84%                     1.98%(d)
          .80%                .83%                 .84%                      .98%(d)
        (1.19)%             (1.01)%              (1.00)%                   (1.12)%(d)

    See Notes to Financial Statements                                     27

 The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Financial Highlights Cont'd.

                                                                     Class C
                                                                ------------------
                                                                    Year Ended
                                                                September 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $    19.43
                                                                ------------------
Income from investment operations
Net investment income (loss)(c)                                           (.26)
Net realized and unrealized gain on investment transactions               5.24
                                                                ------------------
   Total from investment operations                                       4.98
                                                                ------------------
Less distributions
   Distributions from net realized gains                                 (1.18)
                                                                ------------------
Net asset value, end of period                                      $    23.23
                                                                ------------------
                                                                ------------------
TOTAL RETURN(b)                                                          26.04%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                     $  291,542
Average net assets (000)                                            $  242,939
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                1.74%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                 .74%
   Net investment income (loss)                                          (1.10)%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Calculated based upon average shares outstanding during the period.
(d) Annualized.
    28                                     See Notes to Financial Statements

 The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Financial Highlights Cont'd.

                                         Class C
-----------------------------------------------------------------------------------------------
                 Year Ended September 30,
----------------------------------------------------------        November 2, 1995(a)
      1999                 1998                 1997           through September 30, 1996
-----------------------------------------------------------------------------------------------
    $  14.11             $  15.18             $  10.89                  $  10.00
----------------     ----------------     ----------------            ----------
        (.22)                (.15)                (.12)                     (.10)
        6.08                  .39                 4.41                       .99
----------------     ----------------     ----------------            ----------
        5.86                  .24                 4.29                       .89
----------------     ----------------     ----------------            ----------
       (.54)                (1.31)                  --                        --
----------------     ----------------     ----------------            ----------
    $  19.43             $  14.11             $  15.18                  $  10.89
----------------     ----------------     ----------------            ----------
----------------     ----------------     ----------------            ----------
       42.51%                2.21%               39.39%                     8.90%
    $141,770             $ 45,126             $ 25,134                  $ 15,281
    $ 98,033             $ 35,337             $ 18,248                  $ 12,550
        1.80%                1.83%                1.84%                     1.98%(d)
         .80%                 .83%                 .84%                      .98%(d)
       (1.20)%              (1.01)%              (1.00)%                   (1.12)%(d)

    See Notes to Financial Statements                                     29

 The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Financial Highlights Cont'd.

                                                                     Class Z
                                                                ------------------
                                                                    Year Ended
                                                                September 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $    20.24
                                                                ------------------
Income from investment operations
Net investment income (loss)(c)                                           (.02)
Net realized and unrealized gain on investment transactions               5.46
                                                                ------------------
   Total from investment operations                                       5.44
                                                                ------------------
Less distributions
   Distributions from net realized gains                                 (1.18)
                                                                ------------------
Net asset value, end of period                                      $    24.50
                                                                ------------------
                                                                ------------------
TOTAL RETURN(b)                                                          27.39%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                     $2,962,816
Average net assets (000)                                            $2,733,194
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                 .74%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                 .74%
   Net investment income (loss)                                           (.10)%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Calculated based upon average shares outstanding during the period.
(d) Annualized.
    30                                     See Notes to Financial Statements

 The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Financial Highlights Cont'd.

                                      Class Z
------------------------------------------------------------------------------------------
                 Year Ended September 30,                        April 15, 1996(a)
----------------------------------------------------------     through September 30,
      1999                 1998                 1997                   1996
------------------------------------------------------------------------------------------
   $    14.53           $    15.45            $  10.98               $   10.32
----------------     ----------------     ----------------          ----------
         (.04)                  --                  --                    (.02)
         6.29                  .39                4.47                     .68
----------------     ----------------     ----------------          ----------
         6.25                  .39                4.47                     .66
----------------     ----------------     ----------------          ----------
         (.54)               (1.31)                 --                      --
----------------     ----------------     ----------------          ----------
   $    20.24           $    14.53            $  15.45               $   10.98
----------------     ----------------     ----------------          ----------
----------------     ----------------     ----------------          ----------
        43.94%                3.22%              40.71%                   6.40%
   $1,893,457           $1,021,903            $609,869               $ 362,416
   $1,596,809           $  810,296            $455,684               $  26,829
          .80%                 .83%                .84%                    .98%(d)
          .80%                 .83%                .84%                    .98%(d)
         (.19)%               (.01)%                --                    (.12)%(d)

    See Notes to Financial Statements                                     31

 The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund

             Report of Independent Accountants

To the Shareholders and Board of Directors of The Prudential Investment Portfolios, Inc.--Prudential Jennison Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Prudential Investment Portfolios, Inc.--Prudential Jennison Growth Fund (the 'Fund', one of the portfolios constituting The Prudential Investment Portfolios, Inc.) at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The accompanying financial highlights for the period ended September 30, 1996 were audited by other independent accountants, whose opinion dated November 4,1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 22, 2000
    32

 The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund

             Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (September 30, 2000) as to the federal tax status of dividends and distributions paid by the Series during such fiscal year end. Accordingly, we are advising you that in the fiscal year, the Series paid distributions for Class A, B, C and Z shares totalling $1.18 per share of long-term capital gains which is taxable as such. The Series utilized redemptions as distributions in the amount of $.383 of long-term capital gains for each class of share. Furthermore, we wish to advise you that your dividend received deduction is zero.

      In January 2001, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2000.
                                                                          33

Prudential Jennison Growth Fund

   Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852.
Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Strategic Partners Focused Growth Fund
Target Funds
  Large Capitalization Growth Fund
  Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund
Prudential Value Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
Small Capitalization Growth Fund
Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund
Target Funds
  International Equity Fund

BALANCED/ALLOCATION FUNDS
Prudential Diversified Funds
  Conservative Growth Fund
  Moderate Growth Fund
  High Growth Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund
         www.prudential.com  (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
  Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
  Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
Prudential Municipal Series Fund
  Florida Series
  Massachusetts Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
  Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
COMMAND Government Fund
COMMAND Money Fund
COMMAND Tax-Free Fund

Prudential Jennison Growth Fund

   Class A     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 9/30/00
                      One Year     Five Years     Since Inception
With Sales Charge      20.67%         N/A              22.84%
Without Sales Charge   27.02%         N/A              24.13%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in Prudential Jennison Growth
Fund (Class A shares) with a similar investment in the Standard & Poor's 500 Composite Stock Price
Index (S&P 500 Index) by portraying the initial account value at the commencement of operations of Class A shares, and the account value at the end of the current fiscal year (September 30, 2000), as measured on a quarterly basis, beginning in November 1995. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and
(c) all dividends and distributions were reinvested.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P
500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

           www.prudential.com  (800) 225-1852

   Class B     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 9/30/00
                      One Year     Five Years     Since Inception
With Sales Charge      21.04%         N/A             23.11%
Without Sales Charge   26.04%         N/A             23.20%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential Jennison
Growth Fund (Class B shares) with a similar investment in the Standard & Poor's 500 Composite
Stock Price Index (S&P 500 Index) by portraying the initial account value at the commencement of operations of Class B shares, and the account value at the end of the current fiscal year (September
30, 2000), as measured on a quarterly basis, beginning in November 1995. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on September 30, 2000; (b) all recurring fees (including management fees) were deducted; and
(c) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase.
This conversion feature is not reflected in the graph.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P
500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The
Index is not the only one that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Jennison Growth Fund

   Class C     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 9/30/00
                      One Year     Five Years     Since Inception
With Sales Charge      23.78%         N/A              22.95%
Without Sales Charge   26.04%         N/A              23.20%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.The graph compares a $10,000 investment in the Prudential Jennison Growth Fund
(Class C shares) with a similar investment in the Standard & Poor's 500 Composite Stock Price Index
(S&P 500 Index) by portraying the initial account value at the commencement of operations of Class C shares, and the account values at the end of the current fiscal year (September 30, 2000), as measured on a quarterly basis, beginning in November 1995. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares;
(b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on September 30, 2000 ; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P
500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

        www.prudential.com  (800) 225-1852

   Class Z     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 9/30/00
                      One Year     Five Years     Since Inception
With Sales Charge      27.39%        24.57%           22.25%
Without Sales Charge   27.39%        24.57%           22.25%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.The graph compares a $10,000 investment in the Prudential Jennison
Growth Fund (Class Z shares) with a similar investment in the Standard & Poor's 500 Composite
Stock Price Index (S&P 500 Index) by portraying the initial account value at the commencement of operations of Class Z shares, and the account value at the end of the current fiscal year (September
30, 2000), as measured on a quarterly basis, beginning in November 1995. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. Class
Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P
500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The
Index is not the only one that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
http://www.prudential.com

Trustees
Saul K. Fenster, Ph.D.
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E. H. Morrison, Secretary
William V. Healey, Assistant Secretary
Jonathan D. Shain, Assistant Secretary

Manager
Prudential Investments
   Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Fund Symbols     NASDAQ      CUSIP
  Class A        PJFAX     74437E107
  Class B        PJFBX     74437E206
  Class C        PJFCX     74437E305
  Class Z        PJFZX     74437E404

MF168E

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